                      [PHOTO OF WOMEN WITH 3 KIDS]
                                                                        [LOGO]
THE STRONG
CONSERVATIVE EQUITY
FUNDS

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The Strong American Utilities Fund

The Strong Asset Allocation Fund

The Strong Blue Chip 100 Fund

The Strong Equity Income Fund

The Strong Growth and Income Fund

The Strong Limited Resources Fund

The Strong Total Return Fund

ANNUAL REPORT - OCTOBER 31, 1999

                        LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The year was 1966. Lyndon B. Johnson was president, the Green Bay Packers were headed for yet another NFL title, and I had just landed my first job in the investment business. I was full of raw energy and exuberance and figured life couldn't get much better. But it did--and fast. My first day on the job, the Dow Jones Industrial Average crossed 1,000 for the first time in history. Even though I was greener than grass, I knew that was BIG!

And now, almost 34 years later, it looks like the Dow will finish 1999 somewhere above 11,000. A far cry from where the market was when I started in the business. If you had told me back then that a massive bull market would start running from around the 800-point mark in 1982, and that it would still be roaring at the turn of the century, I would have given you a bewildered look.

That's not to say there haven't been plenty of bumps and bruises along the way. I think we're still feeling the residual effects of the Vietnam War. We also lived through 1973-74 when the stock market dropped 48%--not to mention the dangerously high inflation and the rust bowl of the late 1970s, and the market crash of October 1987.

But, mostly, it's been remarkably smooth sailing. The numbers tell the story better than any words: The Dow has been increasing at an annual rate of 11.5% since 1966. But, starting in 1982 it has been compounding at an astounding rate of 19.0% per year. During the 1990s, inflation has averaged a modest 2.4%. As the son of Depression Era parents, I can tell you that we have enjoyed the sort of prosperity that the young people I grew up with didn't dare dream of.

Through thick and thin, however, one lesson sticks with me: In the investment business, everything is cyclical. By all means, enjoy the good times, but bear in mind that nothing--not even this bull market--will last forever. Boom followed by economic correction is the nature of free enterprise. History has proven that time and time again.

Since I started in the investment business, I've observed two significant changes that have directly affected the investment world. First, people are living much longer and healthier lives. Second, government and corporations have gradually been shifting the financial responsibility for retirement directly onto the shoulders of the individual. This phenomenon created new savings vehicles such as IRAs and 401(k) plans. The fact that each of us will be responsible for the financing of our own retirement is an awesome responsibility. In truth, it's a job few of us have the training, aptitude, or time to do well.

A long-term perspective is essential as you invest your precious retirement money. A portfolio sensibly balanced between stocks and bonds should provide the financial wherewithal for a long and financially viable retirement.



                                                         /s/ Dick

                                  THE STRONG
                              CONSERVATIVE EQUITY
                                    FUNDS

                               -----------------

                      ANNUAL REPORT - OCTOBER 31, 1999

                              TABLE OF CONTENTS

INVESTMENT REVIEWS
      The Strong American Utilities Fund ..................................2

      The Strong Asset Allocation Fund ....................................4

      The Strong Blue Chip 100 Fund .......................................6

      The Strong Equity Income Fund .......................................8

      The Strong Growth and Income Fund ..................................10

      The Strong Limited Resources Fund ..................................12

      The Strong Total Return Fund .......................................14

FINANCIAL INFORMATION
      Schedules of Investments in Securities

            The Strong American Utilities Fund ...........................16

            The Strong Asset Allocation Fund .............................16

            The Strong Blue Chip 100 Fund ................................20

            The Strong Equity Income Fund ................................21

            The Strong Growth and Income Fund ............................23

            The Strong Limited Resources Fund ............................25

            The Strong Total Return Fund .................................26

      Statements of Assets and Liabilities ...............................29

      Statements of Operations ...........................................31

      Statements of Changes in Net Assets ................................33

      Notes to Financial Statements ......................................37

FINANCIAL HIGHLIGHTS .....................................................40

REPORT OF INDEPENDENT ACCOUNTANTS ........................................44

                       THE STRONG AMERICAN UTILITIES FUND
                       ----------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ William H. Reaves

William H. Reaves
Portfolio Manager

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The Fund's annual return of 11.81% was achieved in a climate of rising interest rates and high market volatility. Sixty percent of all New York Stock Exchange stocks suffered price declines to date in 1999, and the average S&P 500 stock fell 23% from its 52-week high. Once again, utilities demonstrated their value to an overall portfolio.

The Fund remains nearly fully invested with telephone, electric, and gas utilities comprising 71% of the equity value of the portfolio.

- The portfolio is concentrated in electric and gas utilities capable of potentially high growth in value. Most of these stocks are priced at a large discount to the market, providing potential for expansion of price-earnings multiples.

- Most utilities are now generating net free cash flows and paying back debt, so higher interest rates should have negligible impact. Free cash flow also is being dedicated to large stock buybacks.

- The specter of large write-offs of electric assets has been largely removed. In all 23 states with regulations providing for deregulation and competition, utilities are recovering most of their potential "stranded" costs on an accelerated basis.

Mergers and acquisitions in telecommunications also continued to benefit the Fund. Bell Atlantic and Vodafone agreed to combine mobile phone networks and create a network that will cover about 90% of the U.S. market. Bell Atlantic also applied for permission to provide long distance

-------------------------------------------------------------------------------

MERGERS AND ACQUISITIONS IN TELECOMMUNICATIONS ALSO CONTINUED TO BENEFIT THE
FUND.

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[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended October 31, 1999, the Strong American Utilities Fund returned 11.81% compared to 25.67% for the S&P 500 Stock Index.*

- Ameritech merged with SBC Communications and remained the Fund's largest stock holding. Sales of Ameritech and SBC were made to avoid excessive concentration, producing realized capital gains.

- Energy holdings were increased throughout the period as OPEC limited oil production. Oil prices continued to rise, contributing to a recovery in energy companies' earnings.
-------------------------------------------------------------------------------
[SIDENOTE]
                                YIELD SUMMARY(1)

                                AS OF 10-29-99

                       30-day annualized
                                   yield      2.28%
-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year          11.81%

                              3-year          18.93%

                              5-year          18.08%

                     Since Inception          14.94%
                         (on 7-1-93)
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[SIDENOTE]

                                FIVE LARGEST STOCK
                                      HOLDINGS

                         BASED ON NET ASSETS AS OF 10-31-99

         SECURITY                                  % OF NET ASSETS
-------------------------------------------------------------------------------

         SBC Communications, Inc.                             7.6%

         Enron Corporation                                    5.5%

         Alltel Corporation                                   5.2%

         Royal Dutch Petroleum Company--
                New York Registry Shares                      5.1%

         Atlantic Richfield Company                           5.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) Yields are historical and do not represent future yields, which will fluctuate.

    The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

services in New York, with the potential to further enhance revenue and earnings. Continued sales of SBC Communications and Ameritech in anticipation of their merger accounted for most of the reduction in assets invested in telecommunications.

Proceeds from those sales were allocated to select energy stocks which should benefit from rising oil and gas prices. Higher oil prices were due to OPEC's discipline in lowering levels of production and to increased demand from economic growth in Asia and Europe. Oil companies are beginning to realize better earnings as anticipated; for most of the companies we hold, rising earnings and cash flow should also lead to share repurchases and dividend increases.

Valuations are attractive for the Fund's investment sectors, and in a market driven primarily by the spectacular performance of a select few technology issues, we believe the Fund offers the potential for a solid total return with much less risk than the broader market.

We believe the Fund's strategy positions us well for the year ahead. Thank you for your continued confidence in the Strong American Utilities Fund.

                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                          FROM 7-1-93 TO 10-31-99

[GRAPH]

              THE STRONG AMERICAN   S&P 500        Lipper Utility
              UTILITIES FUND        Stock Index*   Funds Index*
              -------------------   ------------   --------------
 6/93              $10,000            $10,000         $10,000
12/93              $10,450            $10,496         $10,167
12/94              $10,178            $10,635         $ 9,223
12/95              $13,939            $14,631         $11,724
12/96              $15,106            $17,991         $12,818
12/97              $19,270            $23,993         $16,113
12/98              $23,190            $30,849         $19,077
10/99              $24,151            $34,562         $20,716

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG AMERICAN UTILITIES FUND INVESTS PRIMARILY IN PUBLIC UTILITY COMPANIES HEADQUARTERED IN THE UNITED STATES. STOCKS ARE PICKED THAT WILL BENEFIT FROM ECONOMIC, REGULATORY, POLITICAL, OR COMPANY-SPECIFIC CHANGES THAT THE MANAGER HAS IDENTIFIED. THE GOAL IS TO ACHIEVE TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. DIVIDEND INCOME PLAYS AN IMPORTANT ROLE IN GROWING VALUE AND LESSENING RISK. CONSEQUENTLY, BOTH DIVIDEND YIELD AND THE POTENTIAL FOR GROWTH IN DIVIDENDS ARE IMPORTANT CRITERIA THE MANAGER USES WHEN SELECTING STOCKS.
-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Interest rates rose steadily throughout the fiscal year, accompanied by two rate increases by the Federal Reserve. The hostile interest- rate climate contributed to a sell-off in utility stocks.

- The broad market represented by the S&P 500 rose, largely due to the strength of technology stocks. Equity prices continued to be volatile.

- The interest rate on 30-year Treasuries was 6.16% at the end of October versus 5.16% a year ago. The booming U.S. economy, recovering overseas economies, and rising commodities prices (particularly oil) caused uncertainty regarding the future direction of interest rates.
-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG ASSET ALLOCATION FUND
                       --------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Rimas Milaitis           /s/ Jeffrey A. Koch           /s/ Bradley C. Tank

Rimas Milaitis               Jeffrey A. Koch               Bradley C. Tank
Portfolio Co-manager         Portfolio Co-manager          Portfolio Co-manager

-------------------------------------------------------------------------------
Early in the year, we expected global economies to begin recovering in response to the global easing of monetary policy. Because a recovery would benefit sectors of the economy that had been negatively impacted by the Asian crises, we began to shift the equity portion of the Fund toward those sectors whose earnings power was most influenced by economic recovery and marginally away from those less dependent on recovery.

During this period, the fixed-income markets unwound from the stimulus of interest-rate cuts in 1998. Market interest rates led the way to higher yields with the 10-year Treasury rising steadily to a peak of 6.24% in October. The Federal Reserve followed with two increases in the federal funds rate, taking it from 4.75% to 5.25% by the end of October, and appeared poised to increase rates at least once more in the next six to 12 months.

Due to a decline in credit quality, the yield premium of the high-yield market rose dramatically over the past year and a half to a level of 5.17% above the 10-year Treasury. Consequently, during the year we de-emphasized the high-grade area of the bond market due to its extremely depressed valuations and the high yields of the high-yield securities. The relative safety of the high-grade area was of less

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WE BEGAN TO SHIFT THE EQUITY PORTION OF THE FUND TOWARD THOSE SECTORS WHOSE
EARNINGS POWER WAS MOST INFLUENCED BY ECONOMIC RECOVERY...

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Asset Allocation Fund returned 21.26% for the year ended October 31, 1999, versus 25.67% for the S&P 500 Index.*

- The Fund's allocation remained relatively unchanged at about 65% stocks and 35% fixed-income securities. Stocks were positioned to leverage the expected recovery in global economic activity. Our fixed-income exposure migrated away from high-grade bonds toward a mix of high- and low-grade bonds.

- Our emphasis was on recovery and how to exploit it, which led us to increase the energy and capital goods sectors. Technology remained a focus, while we underweighted the financial sector.
-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                            1-year          21.26%

                            3-year          17.38%

                            5-year          15.52%

                           10-year          11.71%

                   Since Inception          14.21%
                     (on 12-30-81)
-------------------------------------------------------------------------------
[SIDENOTE]
                               ASSET ALLOCATIONS

                      10-31-98        10-31-99
-------------------------------------------------------------------------------
Stocks                   68.4%           64.0%

Bonds                    28.9%           31.3%

Short-Term
Investments               2.7%            4.7%

The Fund's asset allocation does not reflect any futures positions held by the Fund.

importance as global economies recovered during the year. This allowed us to raise the yield on this portion of the portfolio.

Looking forward, the outlook for continued growth appears good. The same issues that have caused volatility in the markets will remain, though, as Y2K looms ahead and inflation fears persist. The Y2K phenomenon appears to be more psychological at this point as corporations have spent billions of dollars on its remediation. The debate over inflation will continue as conflicting economic data is released. At this point, we find it rather surprising that inflation has not recovered to a more normal level with the current pace of economic activity, but we suspect there is more than enough capacity globally to enable this expansion to continue into the foreseeable future.

Thank you for your continued confidence in the Strong Asset Allocation Fund. We will endeavor to assist you in meeting your financial goals in the future.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-30-81 TO 10-31-99

[GRAPH]

             THE STRONG ASSET     S&P 500          Lipper Flexible Portfolio
             ALLOCATION FUND      Stock Index*     Funds Average*
             ----------------     ------------     -------------------------
12-81           $ 10,000           $ 10,000             $10,000
12-83           $ 19,344           $ 14,896             $15,295
12-85           $ 25,346           $ 20,853             $20,132
12-87           $ 29,734           $ 26,044             $24,544
12-89           $ 36,104           $ 39,993             $31,881
12-91           $ 44,394           $ 50,557             $39,732
12-93           $ 52,469           $ 59,892             $48,072
12-95           $ 63,028           $ 83,487             $58,976
12-97           $ 81,219           $136,906             $79,409
10-99           $106,877           $197,212             $95,412

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG ASSET ALLOCATION FUND INVESTS IN THE THREE MAJOR ASSET CLASSES:
STOCKS, BONDS, AND CASH. THIS ALLOCATION IS BASED ON AN EVALUATION OF THE ECONOMY AND MARKET CONDITIONS. IN AN AVERAGE ENVIRONMENT, THE FUND CONSISTS OF ABOUT 60% STOCKS, 35% BONDS, AND 5% CASH. THE MANAGERS CHOOSE INDIVIDUAL STOCKS, MOSTLY LARGE-CAPITALIZATION COMPANIES, THAT STAND TO BENEFIT FROM PROJECTED ECONOMIC AND MARKET TRENDS. THE FUND'S INTERMEDIATE-TERM BOND INVESTMENTS HELP TEMPER THE VOLATILITY OF THE FUND'S STOCKS, WHILE CORPORATE AND HIGH-YIELD BOND INVESTMENTS, WITH YIELDS TYPICALLY HIGHER THAN TREASURIES, GENERATE DIVIDEND INCOME.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The global recovery was well underway as Asian economic activity picked up and commodity prices moved higher. The U.S. economy continued at a strong pace with signs of recovery in the manufacturing sector.

- Interest-rate cuts in late 1998 allowed global economic activity to resume and, as a result, the Federal Reserve raised interest rates twice by the end of October 1999 as the health of global economies returned.

- The rise in interest rates set off a debate between the bulls and bears on the subject of inflation and future Federal Reserve moves, and subjected the markets to an increased level of volatility.

-------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG BLUE CHIP 100 FUND
                       -----------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Karen E. McGrath

Karen E. McGrath
Portfolio Manager

-------------------------------------------------------------------------------

The largest investments in the Strong Blue Chip 100 Fund are thought of as core holdings that have been with the Fund since inception, including General Electric, MCI WorldCom, Wal-Mart, American International Group, Chase Manhattan, and Microsoft. They represent a broad sweep of the U.S. economy and are seasoned companies with a history of profitability. They are financially sound leaders in their respective sectors, and are expected to register steady growth in earnings over the next three years.

Generally, our strategy has been to focus on individual stock selection of the companies with above-average revenue growth and improving profit margins--and thus, earnings growth. Occasionally, there are opportunities when it is profitable to overweight a particular economic sector. Throughout most of this year, we overweighted the technology sector. These companies continued to deliver innovative products and services in computing and communications, which generated above-average earnings growth.

As a result, for the 12 months ended October 31, 1999, the Strong Blue Chip 100 Fund recorded a total return of 36.71%, which compares favorably with the 25.67% return of the S&P 500 during the same time period. However, most of this gain took place during the first half of the fiscal year, as little net progress was made from the end of the first quarter of 1999.

-------------------------------------------------------------------------------

UNTIL THERE IS A SIGNIFICANT CHANGE IN KEY FUNDAMENTAL FACTORS, WE EXPECT THE FAVORABLE INVESTMENT ENVIRONMENT SHOULD CONTINUE THROUGH THE NEXT 12 MONTHS.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended October 31, 1999, the Strong Blue Chip 100 Fund returned 36.71%, outperforming its benchmark, the S&P 500 Stock Index at 25.67%.*

- Most of the Fund's gain occurred during the first six months of the fiscal year, as little progress has been made since the first quarter of 1999.

- The Fund overweighted the technology sector for potential profit opportunities throughout the year, as technology companies continued to generate above-average earnings growth by delivering innovative products and services in computing and communications.

-------------------------------------------------------------------------------
[SIDENOTE]
                               AVERAGE ANNUAL
                                TOTAL RETURNS


                               AS OF 10-31-99


                             1-year          36.71%

                    Since Inception          29.44%
                       (on 6-30-97)

-------------------------------------------------------------------------------
[SIDENOTE]


                              FIVE LARGEST STOCK
                                  HOLDINGS

                      BASED ON NET ASSETS AS OF 10-31-99


              SECURITY                       % OF NET ASSETS
-------------------------------------------------------------------------------
              Applied Materials, Inc.                   5.3%

              Texas Instruments, Inc.                   4.9%

              General Electric Company                  4.8%

              Microsoft Corporation                     4.4%

              MCI WorldCom, Inc.                        4.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Initially, after the turmoil in international markets, investors' preferences were for large companies that provided earnings stability and predictability. This was an ideal environment for the holdings of the Strong Blue Chip 100 Fund, and we were able to achieve above-average returns. But by the end of the first quarter of 1999, the stocks had reached price levels that appeared to reflect the full earnings progress of these companies--and they needed a rest.

We have had many similar consolidations in recent years. Usually, with the passage of time and further gains in corporate earnings, these consolidations eventually have ended with stock prices moving ahead to higher levels. We expect that this will occur again, as structural and behavioral changes have enhanced the ability of companies to avoid the imbalance in inventories and payrolls that typically create a high risk of recession when growth in demand slows. Thus, business expansions tend to last longer, which means profit growth lasts longer. Until there is a significant change in key fundamental factors, we expect this favorable investment environment should continue through the next 12 months.

Thank you for your continued investment in the Strong Blue Chip 100 Fund. We appreciate the opportunity to serve you.


                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 6-30-97 TO 10-31-99

[GRAPH]

         THE STRONG BLUE     S&P 500            Lipper Large-Cap
         CHIP 100 FUND       Stock Index*       Growth Funds Index*
         ---------------     ------------       -------------------
 6-97       $10,000            $10,000              $10,000
 9-97       $10,750            $10,749              $10,930
12-97       $10,872            $11,058              $10,933
 3-98       $12,406            $12,600              $12,533
 6-98       $13,233            $13,016              $13,171
 9-98       $12,257            $11,721              $11,816
12-98       $15,647            $14,218              $14,920
 3-99       $17,342            $14,926              $16,102
 6-99       $17,634            $15,978              $16,708
 9-99       $16,989            $14,981              $16,023
10-99       $18,260            $15,929              $17,251

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG BLUE CHIP 100 FUND INVESTS SOLELY IN THE 100 LARGEST COMPANIES PRIMARILY TRADED IN THE UNITED STATES. WITH HALF THE FUND'S ASSETS, THE MANAGER SELECTS THE 20 TO 30 STOCKS CONSIDERED MOST ATTRACTIVE. THIS CONCENTRATION IS DESIGNED TO INCREASE RETURNS ABOVE THOSE OF THE 100 COMPANIES AS A GROUP. IN THE OTHER HALF OF THE PORTFOLIO, THE FUND STAYS ANCHORED IN AN INDEX OF ALL 100 OF THE LARGEST STOCKS. THIS CAN HELP REDUCE VOLATILITY IN DIFFICULT MARKETS. THE FUND SEEKS TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The U.S. economic expansion will soon complete its ninth year with core inflation remaining at moderate levels.

- A number of events and trends have helped shape the current economic recovery: relative world peace, expansion of free markets, movement away from big government, less aggressive fiscal policy, more responsible monetary policy, and changes in the structure of the economy.

- These structural and behavioral changes have enhanced the ability of companies to avoid the imbalances in inventories and payrolls that typically create a high risk of recession when growth in demand slows--meaning business expansions tend to last longer.

-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG EQUITY INCOME FUND
                       -----------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis

Rimas Milaitis
Portfolio Manager

-------------------------------------------------------------------------------

Early in the year, we anticipated a global recovery in response to an easing of monetary policy globally. Consequently, we shifted assets toward those sectors whose earnings power was influenced by economic recovery, including energy and basic materials, and marginally away from those sectors less dependent on such an environment, specifically healthcare and consumer nondurables. The energy sector illustrates the resumption of earnings growth that is leveraged to an economic expansion.

The energy sector was badly hurt during the Asian crises, with oil prices falling from the low- to mid-$20 range to around $10 per barrel. This crisis depressed global economic activity and produced a glut of oil reserves, depressing the price of the commodity. Stocks of oil companies at this time reflected this adverse environment, driving them down to historically low relative valuations. It was also during this period that global monetary authorities began to ease interest rates in an attempt to rekindle growth. Many of the oil- producing nations are very dependent upon oil-based revenues, and we expected a response to this in the form of OPEC production cuts.

Thus, the stage was set for a recovery in the price of oil and the earnings of these companies, as global economic growth slowly responded to stimulative rate cuts and production cuts by the

-------------------------------------------------------------------------------

WE SHIFTED ASSETS TOWARD THOSE SECTORS WHOSE EARNINGS POWER WAS INFLUENCED BY ECONOMIC RECOVERY.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended October 31, 1999, the Strong Equity Income Fund returned 20.07% versus 25.67% for the S&P 500 Stock Index.*

- We exploited the global recovery by positioning assets in sectors most sensitive to such an environment, including energy and basic materials, and reducing our exposure to areas not dependent upon recovery.

- The technology sector was the best performer during the year. Unfortunately, the Fund was under-represented in this sector due to the sector's already tremendous gains, rich valuations, heightened volatility, and lack of dividend yield.

-------------------------------------------------------------------------------
[SIDENOTE]
                                  AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 10-31-99

                               1-year          20.07%

                               3-year          22.13%

                      Since Inception          23.03%
                        (on 12-29-95)
-------------------------------------------------------------------------------
[SIDENOTE]
                                 TOP FIVE SECTORS

                         BASED ON NET ASSETS AS OF 10-31-99
-------------------------------------------------------------------------------
                     SECTOR                         % OF NET ASSETS

                     Technology                               19.5%

                     Financial                                15.9%

                     Capital Equipment                        14.4%

                     Retail                                   10.8%

                     Healthcare                                9.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

major oil-producing countries. As this process evolved, the price of oil recovered back to pre-crisis levels, helping oil company earnings and stock prices recover. We hope this is illustrative of how we utilize macro and micro data in our investment process.

Looking forward, the outlook for continued economic growth appears good. However, the same issues that have caused the volatility in the markets will remain as Y2K looms ahead and inflation fears persist. The Y2K phenomenon looks to be more psychological at this point as corporations have spent billions of dollars on remediation efforts. On inflation, the debate will continue as conflicting economic news is released. At this point, it is rather surprising that inflation has not recovered to a more normal level with the current pace of economic activity. We suspect that there is more than enough capacity globally for this expansion to continue into the foreseeable future.

We thank you for your support and will continue to strive to help you attain your financial goals.


                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
                          FROM 12-29-95 TO 10-31-99

[GRAPH]


          THE STRONG EQUITY    S&P 500           Lipper Large-Cap
          INCOME FUND          Stock Index*      Value Funds Index*
          -----------------    ------------      ------------------
12-95       $10,000              $10,000              $10,000
 6-96       $11,296              $11,010              $10,884
12-96       $12,810              $12,296              $12,107
 6-97       $15,126              $14,830              $14,189
12-97       $16,822              $16,398              $15,554
 6-98       $19,327              $19,303              $17,539
12-98       $20,632              $21,085              $18,391
 6-99       $22,231              $23,696              $20,456
10-99       $22,132              $23,622              $19,696

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG EQUITY INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHICH SECTORS ARE LIKELY TO ALLOW COMPANIES TO GROW THEIR EARNINGS AND WHICH ARE NOT. BASED ON THAT ANALYSIS, THE MANAGER INVESTS LARGER OR SMALLER PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P 500). HE CHOOSES INDIVIDUAL COMPANIES IN EACH SECTOR THAT HE BELIEVES WILL BENEFIT MOST FROM HIS OUTLOOK FOR THE ECONOMIC ENVIRONMENT. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The volatility in the market was influenced predominantly by the surging U.S. economy and its implications for inflation. The Federal Reserve raised short-term interest rates twice, further adding to investor concerns.

- The Fed continued to question the favorable inflation environment in light of an economy that is fully employed, setting the stage for heightened scrutiny of all economic data released.

- The market's bias toward growth stocks remained, though for a short period value-oriented stocks performed very well. Technology stocks were market leaders, and their lofty valuations left little question as to the market's bias toward this sector.
-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG GROWTH AND INCOME FUND
                       ---------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis

Rimas Milaitis
Portfolio Manager

-------------------------------------------------------------------------------

As we began this year, our forecast was for global economies to begin to recover in response to an easing of monetary policy globally. We realized that recovery would benefit sectors that were negatively impacted by the Asian crises. Therefore, we shifted the Fund's assets toward sectors whose earnings power is influenced by economic recovery and marginally away from those that are less dependent on such an environment. Healthcare and technology help illustrate this point.

We have been underweighted in the healthcare sector relative to our benchmark. This sector can be traditionally counted on to produce consistent results because it is not dependent on economic growth--a characteristic investors value highly during periods of uncertainty. Due to its consistency, investors sought refuge in this area during the economic crises of 1997 and 1998.

Since that time, however, we allocated assets away from healthcare and toward areas that are dependent upon economic growth, such as technology. With a recovery underway and large- capitalization healthcare stocks fully valued, the need for this consistency was not as great, and we sought to identify undervalued sectors that could prosper and leverage the global economic recovery.

Because of its cyclical nature, the technology sector was negatively affected by overcapacity and

-------------------------------------------------------------------------------

RECOGNIZING THE PENDING RECOVERY, WE REBUILT OUR POSITIONS TO CAPTURE THE RETURN OF EARNINGS POWER IN THIS [TECHNOLOGY] SECTOR.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended October 31, 1999, the Strong Growth and Income Fund returned 34.88% versus 25.67% for the S&P 500 Stock Index.*

- We fully expected a recovery in global growth and corporate profits, and consequently shifted weights in the Fund to those sectors with the greatest opportunity to realize superior returns.

- The Fund's positioning was biased toward those areas of the economy with the highest probability of showing a recovery in earnings growth.

-------------------------------------------------------------------------------
[SIDENOTE]
                                AVERAGE ANNUAL
                                TOTAL RETURNS

                                AS OF 10-31-99

                            1-year          34.88%

                            3-year          28.99%

                   Since Inception          29.14%
                     (on 12-29-95)

-------------------------------------------------------------------------------
[SIDENOTE]
                                TOP FIVE SECTORS

                        BASED ON NET ASSETS AS OF 10-31-99

                 SECTOR                         % OF NET ASSETS
-------------------------------------------------------------------------------
                 Technology                               36.4%

                 Financial                                13.1%

                 Capital Equipment                        12.5%

                 Retail                                    8.7%

                 Healthcare                                6.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

a lack of demand due to the economic crises of 1997 and 1998. Valuations in this sector were low and ripe for recovery as economies around the globe rebounded. Recognizing the pending recovery, we rebuilt our positions to capture the return of earnings power in this sector.

Looking forward, the outlook for continued growth appears good. However, the same issues that have caused volatility in the markets remain as Y2K looms ahead and inflation fears persist. The Y2K phenomenon appears more psychological at this point as corporations have spent billions of dollars on its remediation. The debate on inflation will likely continue. At this point, it is rather surprising that inflation has not recovered to a more normal level with the current pace of economic activity. We suspect that, since there is more than enough capacity globally, this expansion can continue into the foreseeable future.

As always, we will continue to pursue superior investment results and thank you for your continued support.

                      GROWTH OF AN ASSUMED $10,000 INVESTMENT
                              FROM 12-29-95 TO 10-31-99


[GRAPH]

           THE STRONG GROWTH     S&P 500            Lipper Large-Cap
           AND INCOME FUND       Stock Index*       Core Funds Index*
           -----------------     ------------       -----------------
12-95         $10,000              $10,000              $10,000
 6-96         $11,556              $11,010              $10,896
12-96         $13,191              $12,296              $11,984
 6-97         $15,470              $14,830              $14,114
12-97         $17,199              $16,398              $15,486
 6-98         $20,447              $19,303              $18,280
12-98         $22,866              $21,085              $19,658
 6-99         $25,842              $23,696              $21,645
10-99         $26,654              $23,622              $21,471

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GROWTH AND INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHETHER TO INVEST EITHER LARGE OR SMALL PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P
500). FROM EACH SECTOR, THE MANAGER THEN CHOOSES THE INDIVIDUAL COMPANIES HE BELIEVES WILL BENEFIT MOST FROM THE ECONOMIC ENVIRONMENT HE FORESEES. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES, BUT MAY INVEST IN SOME SMALLER COMPANIES UNDER CERTAIN MARKET CONDITIONS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The global recovery was well underway as Asian economic activity picked up and commodity prices moved higher. The U.S. economy continued at a strong pace with signs of recovery in the manufacturing sector.

- The Federal Reserve raised interest rates twice, setting off a debate on inflation and future moves by the Fed. This debate increased the level of market volatility as data favoring one side or the other was released.

- In 1998, it was beneficial to be positioned in sectors dependent solely on the domestic economy, such as healthcare. This year, having accurately forecasted global recovery, we shifted our focus toward areas that would benefit from recovery, including technology. This bias added significantly to performance.

-------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG LIMITED RESOURCES FUND
                       ---------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Mark A. Baskir

Mark A. Baskir
Portfolio Manager

-------------------------------------------------------------------------------

The past 12 months have seen what we believe was the bottom for both the Fund and the natural resources area in general. Last fall, economic activity in Southeast Asian countries affected by financial crises finally reached a low point. As with the sharpness of the decline, the subsequent recovery in stock-market and economic strength has been dramatic. This recovery gained steam in the spring and summer, and economic activity also strengthened in the industrialized West. As world economic growth gathers strength, demand for energy and other natural resources also increases. The outlook for the resources area now appears very bright.

All resources industries are now seeing increased demand for their products. Copper, paper and forest products, steel, aluminum, and chemicals have all seen higher prices in the past few months. Producers have reduced capacity and cut inventories. As a result, supply is lower, demand is higher, prices have risen, and profitability has increased dramatically.

Nowhere are these fundamentals more graphically demonstrated than in the energy area. OPEC has remained firm in cutting production, demand is improving, and oil prices have doubled since the winter. The situation is similar in North American natural gas, as demand is strong, new supply sources are minimal, and prices have risen significantly.

In the past few months, investors have responded positively to the improved earnings results, with many resources stocks appreciating significantly during this time. Nonetheless, we continue

-------------------------------------------------------------------------------

AS WORLD ECONOMIC GROWTH GATHERS STRENGTH, DEMAND FOR ENERGY AND OTHER NATURAL RESOURCES ALSO INCREASES.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Limited Resources Fund returned 10.80% for the year ended October 31, 1999, while the S&P 500 Stock Index returned 25.67%.*

- The Fund benefited during the second quarter of 1999 as the Asian economies began to recover and the U.S. and European economies grew strongly.

- In the winter, we shifted into a more aggressive posture in recognition of improved resource-area fundamentals. We increased holdings in the more volatile energy areas, such as oil and gas exploration, oil service, forest products, and copper. We also added to our exposure in natural gas utilities because of improved fundamentals and increasing takeover activity.

-------------------------------------------------------------------------------
[SIDENOTE]
                                AVERAGE ANNUAL
                                TOTAL RETURNS

                                AS OF 10-31-99

                             1-year          10.80%

                    Since Inception          -6.79%
                       (on 9-30-97)
-------------------------------------------------------------------------------
[SIDENOTE]
                               FIVE LARGEST STOCK
                                    HOLDINGS

                       BASED ON NET ASSETS AS OF 10-31-99

                  SECURITY                       % OF NET ASSETS
-------------------------------------------------------------------------------
                  Chevron Corporation                       5.1%

                  Coastal Corporation                       4.1%

                  E.I. Du Pont de Nemours & Co.             3.7%

                  Willamette Industries, Inc.               3.5%

                  El Paso Energy Corporation                3.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

to believe that stocks in the resources area remain undervalued relative to historical valuations, making them still very attractive candidates for future appreciation.

We believe the outlook for the foreseeable future is very positive for resources stocks. Fundamentals have just started to improve. World economic growth has resumed the 3% to 4% annual pace that it experienced in the mid-1990s. As demand for resources grows and supply remains tight, product prices will rise, and corporate earnings will grow. In this environment, the stocks should perform well.

In addition, many resources industries are experiencing major consolidation, resulting from the need to reduce capacity, cut costs, and achieve a greater market presence. Notable transactions include Exxon-Mobil, Dow Chemical-Union Carbide, and International Paper-Union Camp. These takeovers also provide investment opportunities for our Fund.

Overall, we believe that the Fund has begun to recover from the quick and sharp correction it experienced last year. We are very optimistic about the future and thank you for your patience and continued interest in the Strong Limited Resources Fund.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             FROM 9-30-97 TO 10-31-99

[GRAPH]

          THE STRONG LIMITED    S&P 500           Lipper Natural Resources
          RESOURCES FUND        Stock Index*      Funds Average*
          ------------------    ------------      ------------------------
 9-97         $10,000             $10,000              $10,000
12-97         $ 9,306             $10,287              $ 8,480
 3-98         $ 9,516             $11,722              $ 8,788
 6-98         $ 8,626             $12,109              $ 7,910
 9-98         $ 7,475             $10,905              $ 6,638
12-98         $ 7,275             $13,227              $ 6,416
 3-99         $ 7,635             $13,886              $ 6,891
 6-99         $ 8,988             $14,865              $ 8,148
 9-99         $ 8,878             $13,937              $ 8,250
10-99         $ 8,637             $14,819              $ 7,920

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Natural Resources Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG LIMITED RESOURCES FUND SEEKS TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. IT INVESTS IN ENERGY AND NATURAL RESOURCES COMPANIES WHICH PROVIDE OPPORTUNITIES FOR CAPITAL APPRECIATION AND INCOME. WHEN ASSESSING INVESTMENTS THE MANAGER STRESSES EACH COMPANY'S VALUATION, THE MANAGEMENT'S TRACK RECORD AND COMMITMENT, AND ANY UNIQUE CIRCUMSTANCES THAT COULD GENERATE ABOVE-AVERAGE LONG-TERM RETURNS. HE ALLOCATES THE FUND'S ASSETS TO INDIVIDUAL RESOURCE SECTORS BASED ON THE ECONOMIC CYCLE AND EACH SECTOR'S ATTRACTIVENESS RELATIVE TO THE OTHERS. STOCKS ARE SOLD IF A SIGNIFICANT NEGATIVE CHANGE OCCURS IN THE COMPANY'S OUTLOOK OR IF THE STOCK SURPASSES HIS INVESTMENT TARGETS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- In recent months, natural resources stocks have performed as well as the overall market. Investors' interest in the resources area was prompted by the Asian recovery, improved economic performance in the U.S. and Europe, and curtailed production of oil, gas, and other resources.

- In general, the market has become more volatile in recent months. It continued to be led by technology, consumer growth, and financial stocks.

- Overall, the fundamental macroeconomic issues of inflation, interest rates, and earnings results remain generally positive, but also remain under close scrutiny by the stock and bond markets.

- Demand for oil and other natural resources improved. Putting further upward pressure on prices, OPEC curtailed oil production, and other resources industries reduced capacity and slashed inventories.

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Average represents funds that invest more than 65% of their equity commitment in natural resources stocks. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Average is Lipper Inc.

                       THE STRONG TOTAL RETURN FUND
                       ----------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Ronald C. Ognar                     /s/ Ian J. Rogers

Ronald C. Ognar                         Ian J. Rogers
Portfolio Co-manager                    Portfolio Co-manager

-------------------------------------------------------------------------------

Although interest rates have calmed at least temporarily, the market remains concerned about their longer-term direction. Europe recently raised interest rates, taking steps to slow economic growth and reduce inflationary pressure. That's an indication that we may not yet be out of the woods with regard to interest-rate volatility. We believe the Fed may raise U.S. interest rates once, perhaps twice, in the near future, assuming a more neutral stance as we enter the presidential election campaign.

Regardless, there appears to be less need now to raise domestic interest rates than there was a few months ago. Technological advances and lower prices for labor and material input have kept the U.S. economy strong and inflation low. U.S. companies continue to make significant gains in productivity without facing any significant increases in cost. This has made for a strong, although at times volatile, stock market.

In such an environment, we believe that stock-picking, rather than macroeconomic predictions or sector bets, will drive performance. Our intention is to continue with the management style that has been the strength of your Fund--focusing our efforts on identifying the highest-quality growth companies available while paying attention to possible dividends.

Among the areas where we'll be looking for current and future leaders is technological telecommunications. We expect this sector to remain strong, particularly among those companies that supply broadband access. For

-------------------------------------------------------------------------------

TECHNOLOGICAL ADVANCES AND LOWER PRICES FOR LABOR AND MATERIAL INPUT HAVE KEPT THE U.S. ECONOMY STRONG AND INFLATION LOW.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Total Return Fund gained 44.26% for the year ended October 31, 1999--well above the 25.67% return of the S&P 500.*

- Careful stock-picking--the strength of your Fund--was the key to success in this volatile market. We focused on high-quality growth companies, leaders in their industries.

-------------------------------------------------------------------------------
[SIDENOTE]
                               AVERAGE ANNUAL
                               TOTAL RETURNS

                              AS OF 10-31-99

                            1-year          44.26%

                            3-year          26.46%

                            5-year          22.91%

                           10-year          15.75%

                   Since Inception          17.17%
                     (on 12-30-81)

-------------------------------------------------------------------------------
[SIDENOTE]

                              TOP FIVE SECTORS

                     BASED ON NET ASSETS AS OF 10-31-99

                  SECTOR                         % OF NET ASSETS
-------------------------------------------------------------------------------
                  Technology                               51.8%

                  Financial                                10.5%

                  Healthcare                                8.3%

                  Retail                                    7.9%

                  Capital Equipment                         7.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

now, there seems to be an insatiable appetite for this technology. We also expect telecommunications equipment providers (notably wireless and cable), software companies, data-storage equipment manufacturers, and Internet infrastructure companies to provide us with excellent opportunities.

Going forward, we see increasing value in interest-rate sensitive stocks. Banks and brokerages should prove particularly appealing, given the new business avenues opened to them by the repeal of Glass-Steagall legislation. We are also taking a closer look at pharmaceutical stocks. Valuations are becoming more attractive, and some companies are likely to benefit from consolidation in this industry.

The overall market for equities remains strong and we're very optimistic about the Fund's prospects for the coming year. Ahead of us is real opportunity as we continue to build the portfolio with companies that hold or are poised to take leading roles in their respective industries. At the same time, we will remain vigilant to any changes in company fundamentals or in the economic environment, and take appropriate action as necessary.

Thank you for investing in the Strong Total Return Fund. We look forward to serving you in the coming year.

                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
                         FROM 12-30-81 TO 10-31-99

[GRAPH]

           THE STRONG TOTAL      S&P 500            Lipper Large-Cap
           RETURN FUND           Stock Index*       Growth Funds Index*
           ----------------      ------------       -------------------
12-81        $ 10,000              $ 10,000             $ 10,000
12-83        $ 18,720              $ 14,896             $ 15,808
12-85        $ 25,936              $ 20,853             $ 20,108
12-87        $ 33,002              $ 26,044             $ 24,258
12-89        $ 39,140              $ 39,993             $ 35,572
12-91        $ 48,578              $ 50,557             $ 47,967
12-93        $ 59,852              $ 59,892             $ 56,735
12-95        $ 74,963              $ 83,487             $ 75,916
12-97        $106,181              $136,906             $116,777
10-99        $168,835              $197,212             $184,274

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG TOTAL RETURN FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR CAPITAL GROWTH AND INCOME. THE FUND INVESTS PRIMARILY IN LARGE- AND MEDIUM-SIZED COMPANIES. IT FOCUSES ON FINDING HIGH-QUALITY COMPANIES THAT THE MANAGERS BELIEVE ARE IN A STRONG PHASE OF PROFIT AND SALES GROWTH. A STOCK MUST ALSO HAVE A PRICE-TO-EARNINGS RATIO THAT INDICATES IT IS A GOOD VALUE. ONCE A STOCK IS IN THE PORTFOLIO, IT IS MONITORED TO MAKE SURE IT CONTINUES TO MEET THE FUND'S CRITERIA.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Technology-driven advances, coupled with lower prices in labor and material input, have kept productivity high and inflation low in the U.S.

- During 1999, the U.S. economy stayed strong, with unemployment at record lows.

- When a resurgent Asia and an improving European economy caused concerns that inflation might reignite, the Fed raised interest rates twice to nudge economic growth a bit lower.

- The tug-of-war over the interest- rate outlook that took place throughout the year sparked greater stock market volatility as investors focused intently on each new piece of economic data.

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 Stock Index is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                                   October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG AMERICAN UTILITIES FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 94.4%
ELECTRIC POWER 0.1%
PG&E Corporation                                                    5,000  $      114,688

ELECTRIC UTILITY 32.0%
Ameren Corporation                                                324,000      12,251,250
CMS Energy Corporation                                            268,000       9,882,500
Dominion Resources, Inc.                                           35,500       1,708,438
Duke Energy Corporation                                           211,500      11,949,750
FirstEnergy Corporation                                           280,000       7,297,500
Illinova Corporation                                               67,900       2,160,069
NSTAR Companies                                                    42,300       1,610,044
NiSource, Inc.                                                    317,800       6,514,900
Northeast Utilities                                                22,000         457,875
Pinnacle West Capital Corporation                                   1,900          70,063
SCANA Corporation                                                 331,900       8,256,013
TECO Energy                                                       380,000       8,383,750
Texas Utilities Company                                            10,000         387,500
UNICOM Corporation                                                  5,000         191,563
Wisconsin Energy Corporation                                      321,000       7,182,375
                                                                           --------------
                                                                               78,303,590

ENERGY RELATED 23.0%
Anadarko Petroleum Corporation                                      7,400         228,013
Apache Corporation                                                 64,400       2,511,600
Atlantic Richfield Company                                        131,500      12,254,156
BP Amoco PLC Sponsored ADR                                         24,300       1,403,325
Burlington Resources, Inc.                                         16,000         558,000
Chevron Corporation                                                22,800       2,081,925
Dynegy, Inc.                                                        6,500         148,688
Exxon Corporation                                                 114,500       8,480,156
Imperial Oil, Ltd.                                                280,800       6,563,700
Kerr McGee Corporation                                             77,000       4,138,750
MidAmerican Energy Holdings Company                                10,000         336,250
Petroleum Geo-Services A/S Sponsored ADR (b)                       58,100         849,713
Royal Dutch Petroleum Company -
   New York Registry Shares                                       210,200      12,598,863
Texaco, Inc.                                                       27,500       1,687,813
USX-Marathon Group                                                 81,200       2,364,950
                                                                           --------------
                                                                               56,205,902

GAS UTILITY 15.0%
Columbia Energy Group                                               5,500         357,500
Consolidated Natural Gas Company                                   69,800       4,467,200
El Paso Energy Corporation                                         22,000         902,000
Enron Corporation                                                 336,000      13,419,000
Equitable Resources, Inc.                                         116,500       4,252,250
Halliburton Company                                                45,500       1,714,781
Indiana Energy, Inc.                                              135,300       2,731,369
MCN Energy Group, Inc.                                             11,000         268,813
National Fuel Gas Company                                          14,200         694,025
Oneok, Inc.                                                        48,000       1,401,000
Providence Energy Corporation                                      13,700         382,744
Questar Corporation                                               283,000       5,094,000
SIGCORP, Inc.                                                       5,000         130,000
Schlumberger, Ltd.                                                 15,000         908,438
The Williams Companies, Inc.                                        2,000          75,000
                                                                           --------------
                                                                               36,798,120

OTHER UTILITY 0.5%
American Water Works Company, Inc.                                 47,000       1,371,813

TELECOMMUNICATION 23.8%
AT&T Corporation                                                   23,000       1,075,250
Alltel Corporation                                                151,800      12,637,350
Bell Atlantic Corporation                                         171,000      11,104,313
GTE Corporation                                                    72,500       5,437,500
MediaOne Group, Inc. (b)                                          116,000       8,243,250
SBC Communications, Inc.                                          363,685      18,525,205
Sprint Corporation                                                 15,000       1,114,680
                                                                           --------------
                                                                               58,137,548
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $188,712,680)                                       230,931,661
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.5%
COMMERCIAL PAPER 0.5%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                            $10,600          10,600
Warner Lambert Company, 4.99%                                     543,700         543,700
Wisconsin Electric Power Company, 4.99%                           832,700         832,700
                                                                           --------------
                                                                                1,387,000

REPURCHASE AGREEMENTS 4.0%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
  Due 11/01/99 (Repurchase proceeds $9,704,220);
  Collateralized by: SLMA Medium-Term Notes,
  FNMA Bonds and Notes, FHLMC Bonds and
  Notes, Federal Home Loan Bank Bonds and
  Notes, Federal Farm Credit Bank Notes,
  Resolution Funding Corporation Strips (e)                     9,700,000       9,700,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,087,000)                                11,087,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $199,799,680) 98.9%                     242,018,661
Other Assets and Liabilities, Net 1.1%                                          2,711,995
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $  244,730,656
=========================================================================================


                                STRONG ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 62.5%
AEROSPACE & DEFENSE 0.5%
United Technologies Corporation                                    30,200  $    1,827,100

AUTOMOBILE 0.5%
Ford Motor Company                                                 30,800       1,690,150

BANK - MONEY CENTER 3.0%
The Chase Manhattan Corporation                                    37,200       3,250,350
Citigroup, Inc.                                                   129,500       7,009,187
                                                                           --------------
                                                                               10,259,537

BANK - SUPER REGIONAL 2.2%
The Bank of New York Company, Inc.                                 40,500       1,695,937
Comerica, Inc.                                                     26,550       1,578,066
Mellon Financial Corporation                                       73,000       2,696,438
Wells Fargo Company                                                31,500       1,508,062
                                                                           --------------
                                                                                7,478,503

BEVERAGE - ALCOHOLIC 0.6%
Anheuser-Busch Companies, Inc.                                     29,400       2,111,287

BEVERAGE - SOFT DRINK 0.9%
The Coca-Cola Company                                              40,100       2,365,900
PepsiCo, Inc.                                                      24,000         832,500
                                                                           --------------
                                                                                3,198,400

BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Morgan Stanley, Dean Witter & Company                               5,200         573,625

CHEMICAL 0.2%
Union Carbide Corporation                                          12,000         732,000

-----------------------------------------------------------------------------------------
                             STRONG ASSET ALLOCATION FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMPUTER - MANUFACTURERS 0.6%
International Business Machines Corporation                        20,400  $    2,006,850

COMPUTER - PERIPHERAL EQUIPMENT 0.4%
EMC Communications Corporation (b)                                 18,000       1,314,000

COMPUTER SERVICE 0.1%
Electronic Data Systems Corporation                                 9,400         549,900

COMPUTER SOFTWARE 5.1%
BMC Software, Inc. (b)                                             15,000         962,813
Cisco Systems, Inc. (b)                                           100,350       7,425,900
Microsoft Corporation (b)                                          98,500       9,117,406
                                                                           --------------
                                                                               17,506,119

CONTAINER 0.0%
SF Holdings Group, Inc. Class C (Acquired
   1/05/99; Cost $3,750) (b) (d)                                    1,000              10

COSMETIC & PERSONAL CARE 0.2%
Estee Lauder Companies, Inc. Class A                               13,400         624,775

DIVERSIFIED OPERATIONS 2.6%
Allied Signal, Inc.                                                18,200       1,036,263
E.I. Du Pont de Nemours & Company                                  11,000         708,812
Textron, Inc.                                                      24,500       1,891,094
Tyco International, Ltd.                                          131,932       5,269,034
                                                                           --------------
                                                                                8,905,203

ELECTRIC POWER 0.6%
PECO Energy Company                                                26,300       1,004,331
Texas Utilities Company                                             4,700         182,125
UNICOM Corporation                                                 23,500         900,344
                                                                           --------------
                                                                                2,086,800

ELECTRICAL EQUIPMENT 3.3%
General Electric Company                                           84,000      11,387,250

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.0%
Altera Corporation (b)                                             15,000         729,375
Intel Corporation                                                  59,200       4,584,300
STMicroelectronics NV                                              28,000       2,544,500
Texas Instruments, Inc.                                            13,000       1,166,750
Xilinx, Inc. (b)                                                   15,500       1,218,687
                                                                           --------------
                                                                               10,243,612

FINANCE - MISCELLANEOUS 0.9%
American Express Company                                           14,600       2,248,400
First Data Corporation                                             20,000         913,750
                                                                           --------------
                                                                                3,162,150

FOOD 0.3%
Unilever NV - New York Shares                                      16,339       1,089,607

HEALTHCARE - DRUG/DIVERSIFIED 4.6%
Bristol-Myers Squibb Company                                       44,400       3,410,475
Johnson & Johnson                                                  30,000       3,142,500
Merck & Company, Inc.                                              49,000       3,898,562
Pfizer, Inc.                                                       66,600       2,630,700
Schering-Plough Corporation                                        29,600       1,465,200
Warner-Lambert Company                                             17,700       1,412,681
                                                                           --------------
                                                                               15,960,118

HOUSING RELATED 0.6%
Masco Corporation                                                  71,000       2,165,500

INSURANCE - DIVERSIFIED 0.4%
Marsh & McLennan Companies, Inc.                                   18,000       1,423,125

INSURANCE - PROPERTY & CASUALTY 1.3%
American International Group, Inc.                                 42,502       4,375,050

INTERNET - ISP/CONTENT 1.6%
Akamai Technologies (b)                                               600          87,112
America Online, Inc. (b)                                           42,800       5,550,625
                                                                           --------------
                                                                                5,637,737

MACHINERY - MISCELLANEOUS 0.3%
Ingersoll-Rand Company                                             17,350         906,537

MEDIA - PUBLISHING 1.1%
Gannett Company, Inc.                                              16,200       1,249,425
McGraw-Hill, Inc.                                                  41,800       2,492,325
                                                                           --------------
                                                                                3,741,750

MEDIA - RADIO/TV 3.9%
AT&T Corporation-Liberty Media Group
   Class A (b)                                                     66,000       2,619,375
CBS Corporation (b)                                                63,000       3,075,188
Clear Channel Communications, Inc. (b)                             39,200       3,150,700
Cox Communications, Inc. Class A (b)                               37,000       1,681,188
Time Warner, Inc.                                                  42,000       2,926,875
                                                                           --------------
                                                                               13,453,326

MORTGAGE & RELATED SERVICE 1.6%
Federal Home Loan Mortgage Corporation                             53,200       2,876,125
Federal National Mortgage Association                              37,000       2,617,750
                                                                           --------------
                                                                                5,493,875

NATURAL GAS DISTRIBUTION 0.1%
Enron Corporation                                                  10,000         399,375

OIL - INTERNATIONAL INTEGRATED 3.2%
BP Amoco PLC Sponsored ADR                                         33,000       1,905,750
Chevron Corporation                                                22,600       2,063,663
Exxon Corporation                                                  39,900       2,955,094
Mobil Corporation                                                  19,500       1,881,750
Royal Dutch Petroleum Company - New
   York Registry Shares                                            35,000       2,097,813
                                                                           --------------
                                                                               10,904,070

PAPER & FOREST PRODUCTS 0.2%
International Paper Company                                        14,000         736,750

PERSONAL & COMMERCIAL LENDING 0.5%
Associates First Capital Corporation                               48,904       1,784,996

RETAIL - DRUG STORE 1.0%
CVS Corporation                                                    45,000       1,954,688
Walgreen Company                                                   63,500       1,599,406
                                                                           --------------
                                                                                3,554,094

RETAIL - FOOD CHAIN 0.9%
The Kroger Company (b)                                             89,400       1,860,638
Safeway, Inc. (b)                                                  37,000       1,306,563
                                                                           --------------
                                                                                3,167,201

RETAIL - MAJOR CHAIN 2.6%
Dayton Hudson Corporation                                          40,500       2,617,313
Wal-Mart Stores, Inc.                                             109,000       6,178,937
                                                                           --------------
                                                                                8,796,250

RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                             24,000         990,000

RETAIL - SPECIALTY 2.6%
Gap, Inc.                                                          30,825       1,144,378
The Home Depot, Inc.                                               57,600       4,348,800
Lowe's Companies, Inc.                                             41,800       2,299,000
Tandy Corporation                                                  16,200       1,019,587
                                                                           --------------
                                                                                8,811,765

SOAP & CLEANING PREPARATION 1.2%
Clorox Company                                                     22,000         900,625
The Procter & Gamble Company                                       29,000       3,041,375
                                                                           --------------
                                                                                3,942,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG ASSET ALLOCATION FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT 2.7%
Lucent Technologies, Inc.                                          61,600  $    3,957,800
Motorola, Inc.                                                     33,400       3,254,413
Nortel Networks Corporation                                        32,000       1,982,000
                                                                           --------------
                                                                                9,194,213

TELECOMMUNICATIONS - SERVICES 5.6%
AT&T Corporation                                                   81,750       3,821,813
Allied Riser Communication (b)                                      1,600          28,900
Bell Atlantic Corporation                                          37,600       2,441,650
MCI WorldCom, Inc. (b)                                             86,887       7,455,991
MediaOne Group, Inc. (b)                                           24,800       1,762,350
Sprint Corporation                                                 52,000       3,864,250
                                                                           --------------
                                                                               19,374,954

TELEPHONE 1.0%
SBC Communications, Inc.                                           66,539       3,389,330
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $125,725,521)                                       214,948,894
-----------------------------------------------------------------------------------------

WARRANTS 0.5%
Aladdin Gaming Holdings LLC Warrants,
   Expire 3/01/10                                                  40,000             400
American Telecasting, Inc. Warrants,
   Expire 8/10/00                                                     350               0
CD Radio, Inc. Warrants, Expire 5/15/09
   (Acquired 5/13/99; Cost $75) (d)                                 7,500         393,750
Concentric Network Warrants, Expire 12/15/07
   (Acquired 12/15/97; Cost $6,980) (d)                             2,000          50,000
e.spire Communications, Inc. Warrants, Expire
   11/01/05 (Acquired 3/22/96; Cost $107,188) (d)                   1,750          22,750
Key Energy Services, Inc. Warrants, Expire 1/15/09                  1,000           2,000
MEDIQ, Inc. Warrants, Expire 6/01/09 (Acquired
   5/21/98; Cost $0) (d)                                            3,750              37
News Corporation Exchange Trust Warrants,
   Expire 11/12/16 (Acquired 11/04/96; Cost
   $1,831,250) (d)                                                 50,000         837,500
R&B Falcon Corporation, Expire 5/01/09
   (Acquired 4/29/99; Cost $123,750) (d)                            1,500         375,000
-----------------------------------------------------------------------------------------
Total Warrants (Cost $2,079,143)                                                1,681,437
-----------------------------------------------------------------------------------------

PREFERRED STOCKS 1.1%
Nextlink Communications, Inc. 14.00%
   Senior Exchangeable                                             39,713       2,035,291
R&B Falcon Corporation 13.875%
   Senior Preferred (f)                                             1,611       1,530,450
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,391,715)                                        3,565,741
-----------------------------------------------------------------------------------------

CORPORATE BONDS 28.6%
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08                  $    800,000         709,000
APCOA/Standard Parking, Inc. Senior
   Subordinated Notes, 9.25%, Due 3/15/08                       2,250,000       1,881,562
Aladdin Gaming Holdings LLC/Aladdin
   Capital Corporation Senior Discount
   Notes, Zero %, Due 3/01/10 (Rate Reset
   Effective 3/01/03)                                           4,000,000       1,400,000
Allegiance Telecom, Inc. Senior Discount
   Notes, Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                           1,000,000         685,000
Allied Waste North America, Inc. Senior
   Subordinated Notes, 10.00%, Due 8/01/09
   (Acquired 7/27/99; Cost $2,990,040) (d)                      3,000,000       2,553,750
@Entertainment, Inc. Senior Discount Notes,
   Series B, Zero %, Due 7/15/08 (Rate Reset
   Effective 7/15/03)                                           1,500,000         971,250
@Entertainment, Inc. Senior Discount Notes,
   Series B, Zero %, Due 2/01/09 (Rate Reset
   Effective 2/01/04)                                             500,000         308,750
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05               2,000,000       1,990,000
Buhrmann US, Inc. Guaranteed Senior
   Subordinated Notes, 12.25%, Due 11/01/09
   (Acquired 10/26/99; Cost $1,971,840) (d)                     2,000,000       1,995,000
CD Radio, Inc. Senior Secured Notes, 14.50%,
   Due 5/15/09 (Acquired 5/13/99;
   Cost $2,499,925) (d)                                         2,500,000       2,175,000
William Carter Senior Subordinated Notes,
Series A, 10.375%, Due 12/01/06                                 1,000,000         975,000
Cendant Corporation Notes, 7.75%,
   Due 12/01/03                                                 2,000,000       1,997,140
Crown Castle International Corporation
   Senior Discount Notes, Zero %, Due 5/15/11
   (Rate Reset Effective 5/15/04)                               3,000,000       1,792,500
e.spire Communications, Inc. Senior Discount
   Notes, Zero %, Due 7/01/08 (Rate Reset
   Effective 7/01/03)                                           2,000,000         770,000
Exide Corporation Senior Notes, 10.00%,
   Due 4/15/05                                                  1,000,000         925,000
Fresenius Medical Care Capital Trust II
   Guaranteed Preferred Securities, 7.875%,
   Due 2/01/08                                                  2,000,000       1,820,000
GS Escrow Corporation Senior Notes, 7.00%,
   Due 8/01/03                                                  5,000,000       4,708,035
Grove Worldwide LLC Senior Subordinated
   Notes, 9.25%, Due 5/01/08                                      420,000         157,500
Hyperion Telecommunications, Inc. Senior
   Subordinated Notes, 12.00%, Due 11/01/07                     1,000,000       1,040,000
Intermedia Communications, Inc. Senior
   Notes, Series B, 13.50%, Due 6/01/05                           241,000         265,862
International Game Technology Senior Notes,
   8.375%, Due 5/15/09                                          2,750,000       2,633,125
KMC Telecom Holdings, Inc. Senior Notes,
   13.50%, Due 5/15/09 (Acquired 5/19/99;
   Cost $1,000,000) (d)                                         1,000,000         985,000
Key Energy Services, Inc. Senior Subordinated
   Notes, 14.00%, Due 1/15/09                                   1,000,000       1,080,000
Lyondell Chemical Company Senior Secured
   Notes, Series B, 9.875%, Due 5/01/07                         2,000,000       2,000,000
Lyondell Chemical Company Senior
   Subordinated Notes, 10.875%, Due 5/01/09                     1,000,000       1,000,000
MCI Worldcom Senior Notes, 13.50%,
   Due 12/15/02                                                 3,400,000       3,867,500
MEDIQ, Inc. Senior Discount Debentures,
   Zero%, Due 6/01/09 (Rate Reset
   Effective 6/01/03)                                           3,750,000         393,750
MetroNet Communications, Inc. Senior Yankee
   Notes, 10.625%, Due 11/01/08                                 2,000,000       2,280,000
Motors and Gears, Inc. Senior Notes, Series
   C, 10.75%, Due 11/15/06                                      2,800,000       2,646,000
NTL, Inc. Senior Notes, Series B, 10.00%,
   Due 2/15/07                                                  1,500,000       1,537,500
Nextlink Communications, Inc. Senior
   Discount Notes, Zero %, Due 6/01/09
   (Rate Reset Effective 6/01/04)                               4,000,000       2,360,000
Niagara Mohawk Power Corporation Senior
   Notes, Series C, 7.125%, Due 7/01/01                         9,073,170       9,084,683
Orbital Imaging Corporation Senior Notes,
   Series D, 11.625%, Due 3/01/05                               2,000,000       1,430,000
Premier Graphics, Inc. Senior Notes, 11.50%,
   Due 12/01/05                                                 2,500,000       2,325,000
Primus Telecommunications Group, Inc.
   Senior Notes, 12.75%, Due 10/15/09
   (Acquired 10/12/99; Cost $1,500,000) (d)                     1,500,000       1,488,750
RCN Corporation Senior Discount Notes,
   Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                           1,000,000         636,250

-----------------------------------------------------------------------------------------
                             STRONG ASSET ALLOCATION FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
Renaissance Media Louisiana LLC/
   Renaissance Media Tennessee/ Renaissance
   Media Capital Corporation Senior Discount
   Notes, Zero %, Due 4/15/08 (Rate Reset
   Effective 4/15/03)                                        $  3,000,000  $    2,100,000
Rose Hills Company Senior Subordinated
   Notes, 9.50%, Due 11/15/04                                     175,000         144,375
Russel Metals, Inc./RMI USA LLC Units,
   10.00%, Due 6/01/09                                            500,000         511,875
SF Holdings Group, Inc. Senior Secured
   Discount Notes, Zero %, Due 3/15/08
   (Rate Reset Effective 3/15/03)                                 500,000         217,500
Sabreliner Corporation Senior Notes, 11.00%,
   Due 6/15/08 (Acquired 6/19/98;
   Cost $2,500,000) (d)                                         2,500,000       1,862,500
Stater Brothers Holdings, Inc. Senior
   Notes, 10.75%, Due 8/15/06                                   2,000,000       2,045,000
Sutter CBO, Ltd./Sutter CBO Corporation,
   Series 1999-1, Class B2, 13.442%, Due
   11/30/14 (Acquired 10/05/99; Cost
   $2,000,000) (d) (f)                                          2,000,000       2,002,500
Telecorp PCS, Inc. Senior Subordinated
   Discount Notes, Zero %, Due 4/15/09
   (Rate Reset Effective 4/15/04) (Acquired
   4/20/99 - 5/06/99; Cost $1,687,200) (d)                      3,000,000       1,852,500
Telemundo Holdings, Inc. Senior Discount
   Notes, Zero %, Due 8/15/08 (Rate
   Reset Effective 8/15/03)                                     2,250,000       1,293,750
Teligent, Inc. Senior Notes, 11.50%,
   Due 12/01/07                                                 1,000,000         923,750
Town Sports International, Inc. Senior Notes,
   9.75%, Due 10/15/04 (Acquired 6/10/99;
   Cost $941,630) (d)                                           1,000,000         937,500
Transportation Manufacturing Operations,
   Inc. Senior Subordinated Notes, 11.25%,
   Due 5/01/09 (Acquired 6/14/99;
   Cost $1,232,187) (d)                                         1,250,000       1,231,250
Transwestern Publishing Company LP/TWP
   Capital Corporation Senior Subordinated
   Notes, Series D, 9.625%, Due 11/15/07                        1,000,000         968,750
US Air 1993-A Pass-Thru Trust Certificates,
   Series 1993-A2, 9.625%, Due 9/01/03                          1,675,000       1,641,500
United Industries Corporation Senior
   Subordinated Notes, 9.875%, Due 4/01/09
   (Acquired 7/08/99; Cost $1,683,000) (d)                      1,800,000       1,620,000
United International Holdings, Inc. Senior
   Secured Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)                   1,500,000         858,750
United Rentals, Inc. Senior Subordinated Notes,
   Series B, 9.25%, Due 1/15/09                                 1,000,000         925,000
Universal Compression, Inc. Senior Discount
   Notes, Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                             675,000         421,875
Venetian Casino Resort LLC/Las Vegas Sands,
   Inc. Secured Mortgage Notes, 12.25%,
   Due 11/15/04                                                 1,000,000         780,000
Versatel Telecom International NV Senior
   Yankee Notes, 11.875%, Due 7/15/09                           1,000,000         932,831
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08                  2,000,000       1,890,000
Vintage Petroleum, Inc. Senior Subordinated
   Notes, 9.75%, Due 6/30/09                                    1,500,000       1,518,750
Williams Communications Group, Inc. Senior
   Notes, 10.875%, Due 10/01/09                                 3,000,000       3,090,000
Winstar Communications, Inc. Senior Subordinated
   Deferred Interest Notes, Zero %, Due 3/01/07
   (Rate Reset Effective 9/01/02)                               1,000,000       1,180,000
Worldwide Fiber, Inc. Senior Yankee Notes,
   12.50%, Due 12/15/05                                         1,000,000       1,027,500
ZSC Specialty Chemicals PLC Senior
   Yankee Notes, 11.00%, Due 7/01/09 (Acquired
   6/24/99; Cost $1,500,000) (d)                             $  1,500,000  $    1,509,375
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $104,457,222)                                      98,354,738
-----------------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.4%
Corporate Express, Inc. Subordinated Notes,
   4.50%, Due 7/01/00                                           1,500,000       1,490,625
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,477,080)                                       1,490,625
-----------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE &
   ASSET-BACKED SECURITIES 0.1%
Chase Mortgage Finance Corporation Mortgage
   Pass-Thru Certificates, Series 1990-G, Class
   A-Z1, 9.50%, Due 12/25/21                                      225,720         229,142
First Boston Mortgage Securities Corporation
   Mortgage Pass-Thru Certificates, Series 1993-2,
   Class A-3, 7.50%, Due 3/25/33                                      747             749
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage Bonds,
   Series 1992-C, Class 3-A, 11.7547%, Due 11/25/30                42,858          42,718
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
   Securities (Cost $269,331)                                                     272,609
-----------------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 2.5%
FHLMC Adjustable Rate Mortgage Participation
   Certificates, 7.915%, Due 8/01/25                            1,201,954       1,224,233
FHLMC Guaranteed Pass-Thru Certificates:
   9.50%, Due 1/01/06                                              32,291          33,305
   10.25%, Due 3/01/15                                             73,334          78,648
   10.50%, Due 1/01/16                                             13,095          14,119
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   11.00%, Due 11/01/00                                             2,495           2,547
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Pass-Thru
   Certificates, Series G92-61, Class FJ, 5.662%,
   Due 10/25/22                                                   526,463         524,545
GNMA Guaranteed Pass-Thru Certificates,
   7.50%, Due 12/15/07                                          1,184,579       1,206,545
United States Treasury Bonds:
   5.25%, Due 2/15/29                                           1,500,000       1,297,970
   6.50%, Due 11/15/26                                          1,550,000       1,567,923
United States Treasury Notes:
   5.75%, Due 4/30/03                                           1,500,000       1,491,095
   6.00%, Due 8/15/04                                           1,280,000       1,283,200
-----------------------------------------------------------------------------------------
Total United States Government & Agency
   Issues (Cost $8,745,048)                                                     8,724,130
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.9%
COMMERCIAL PAPER 1.2%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                          1,771,100       1,771,100
Warner Lambert Company, 4.99%                                     820,700         820,700
Wisconsin Electric Power Company, 4.99%                         1,614,200       1,614,200
                                                                           --------------
                                                                                4,206,000

REPURCHASE AGREEMENTS 2.4%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
   Due 11/01/99 (Repurchase proceeds $8,403,654);
   Collateralized by: SLMA Medium-Term
   Notes, FNMA Bonds and Notes, FHLMC
   Bonds and Notes, Federal Farm Credit
   Bank Notes, and Resolution Funding
   Corporation Strips (e)                                       8,400,000       8,400,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                          STRONG ASSET ALLOCATION FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.3%
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   11.00%, Due 10/01/00                                      $     23,334  $       23,827
United States Treasury Bills, Due 11/04/99
   thru 1/20/00 (c)                                               885,000         884,339
                                                                           --------------
                                                                                  908,166
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,490,323)                                13,514,166
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $259,635,383) 99.6%                     342,552,340
Other Assets and Liabilities, Net 0.4%                                          1,355,761
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $  343,908,101
=========================================================================================


FUTURES
----------------------------------------------------------------------------------------
                                                              Underlying
                                                             Face Amount     Unrealized
                                        Expiration Date        at Value     Depreciation
----------------------------------------------------------------------------------------
Purchased:
   20 Two-Year U.S. Treasury Notes           12/99           $  4,140,938  $       3,835
Sold:
   18 Five-Year U.S. Treasury Notes          12/99              1,943,156         14,748
   20 Ten-Year U.S. Treasury Notes           12/99              2,194,375          9,460
   35 S&P 500 Index                          12/99             12,041,750        245,438
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                 STRONG BLUE CHIP 100 FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 97.5%
AEROSPACE & DEFENSE 0.5%
The Boeing Company                                                 28,600  $    1,317,387
United Technologies Corporation                                    14,400         871,200
                                                                           --------------
                                                                                2,188,587

AUTOMOBILE 0.7%
Ford Motor Company                                                 36,000       1,975,500
General Motors Corporation                                         19,200       1,348,800
                                                                           --------------
                                                                                3,324,300

BANK - MONEY CENTER 6.7%
Bank of America Corporation                                        51,418       3,310,034
The Chase Manhattan Corporation                                   180,500      15,771,188
Citigroup, Inc.                                                   247,450      13,393,231
                                                                           --------------
                                                                               32,474,453

BANK - SUPER REGIONAL 1.4%
The Bank of New York Company, Inc.                                 21,800         912,875
Bank One Corporation                                               34,840       1,308,678
First Union Corporation                                            28,600       1,220,862
Fleet Boston Corporation                                           27,400       1,195,325
Wells Fargo Company                                                49,200       2,355,450
                                                                           --------------
                                                                                6,993,190

BEVERAGE - ALCOHOLIC 0.2%
Anheuser-Busch Companies, Inc.                                     14,000       1,005,375
Beverage - Soft Drink 1.2%
The Coca-Cola Company                                              73,400       4,330,600
PepsiCo, Inc.                                                      43,600       1,512,375
                                                                           --------------
                                                                                5,842,975

BROKERAGE & INVESTMENT MANAGEMENT 1.0%
The Charles Schwab Corporation                                     24,400         950,075
The Goldman Sachs Group, Inc.                                      13,200         937,200
Merrill Lynch & Company, Inc.                                      11,000         863,500
Morgan Stanley, Dean Witter & Company                              17,000       1,875,313
                                                                           --------------
                                                                                4,626,088

CHEMICAL 0.2%
The Dow Chemical Company                                            6,600         780,450

COMPUTER - MANUFACTURERS 6.0%
Compaq Computer Corporation                                        50,800         965,200
Dell Computer Corporation (b)                                      75,800       3,041,475
Hewlett-Packard Company                                            30,300       2,244,094
International Business Machines Corporation                        54,000       5,312,250
Sun Microsystems, Inc. (b)                                        165,900      17,554,294
                                                                           --------------
                                                                               29,117,313

COMPUTER - PERIPHERAL EQUIPMENT 0.4%
EMC Communications Corporation (b)                                 30,200       2,204,600

COMPUTER SERVICE 0.4%
Automatic Data Processing, Inc.                                    18,400         886,650
Electronic Data Systems Corporation                                14,700         859,950
                                                                           --------------
                                                                                1,746,600

COMPUTER SOFTWARE 9.5%
Cisco Systems, Inc. (b)                                           145,200      10,744,800
Computer Associates International, Inc.                            16,100         909,650
Microsoft Corporation (b)                                         231,100      21,391,194
Oracle Systems Corporation (b)                                    272,850      12,977,428
                                                                           --------------
                                                                               46,023,072

COSMETIC & PERSONAL CARE 0.2%
The Gillette Company                                               32,400       1,172,475

DIVERSIFIED OPERATIONS 1.4%
Allied Signal, Inc.                                                16,400         933,775
E.I. Du Pont de Nemours & Company                                  31,000       1,997,563
Minnesota Mining & Manufacturing Company                           12,000       1,140,750
Monsanto Company                                                   19,000         731,500
Tyco International, Ltd.                                           50,000       1,996,875
                                                                           --------------
                                                                                6,800,463

ELECTRICAL EQUIPMENT 5.0%
Emerson Electric Company                                           13,000         780,813
General Electric Company                                          173,025      23,455,702
                                                                           --------------
                                                                               24,236,515

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 5.3%
Applied Materials, Inc. (b)                                       283,600      25,470,825

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 6.4%
Intel Corporation                                                  98,600       7,635,337
Texas Instruments, Inc.                                           262,600      23,568,350
                                                                           --------------
                                                                               31,203,687

FINANCE - MISCELLANEOUS 3.0%
American Express Company                                           94,400      14,537,600

HEALTHCARE - BIOMEDICAL/GENETIC 0.3%
Amgen, Inc. (b)                                                    15,200       1,212,200

HEALTHCARE - DRUG/DIVERSIFIED 6.2%
Abbott Laboratories                                                45,400       1,833,025
American Home Products Corporation                                 38,800       2,027,300
Bristol-Myers Squibb Company                                       59,000       4,531,937
Johnson & Johnson                                                  40,000       4,190,000
Eli Lilly & Company                                                32,600       2,245,325
Merck & Company, Inc.                                              69,800       5,553,462
Pfizer, Inc.                                                      115,400       4,558,300
Pharmacia & Upjohn, Inc.                                           15,000         809,062
Schering-Plough Corporation                                        43,600       2,158,200
Warner-Lambert Company                                             25,400       2,027,237
                                                                           --------------
                                                                               29,933,848

HEALTHCARE - INSTRUMENTATION 0.2%
Medtronic, Inc.                                                    35,000       1,211,875

INSURANCE - PROPERTY & CASUALTY 3.3%
American International Group, Inc.                                155,165      15,972,297

INTERNET - E*COMMERCE 0.1%
Amazon.com, Inc. (b)                                               10,000         706,250

-----------------------------------------------------------------------------------------
                               STRONG BLUE CHIP 100 FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
INTERNET - ISP/CONTENT 6.3%
America Online, Inc. (b)                                          133,700  $   17,339,219
Yahoo! Inc. (b)                                                    73,800      13,214,813
                                                                           --------------
                                                                               30,554,032

LEISURE SERVICE 0.5%
Carnival Corporation                                               18,200         809,900
The Walt Disney Company (b)                                        61,200       1,614,150
                                                                           --------------
                                                                                2,424,050

MEDIA - RADIO/TV 5.3%
AT&T Corporation-Liberty
   Media Group Class A (b)                                        177,600       7,048,500
CBS Corporation (b)                                                21,000       1,025,062
Comcast Corporation Class A                                        22,200         935,175
Time Warner, Inc.                                                 240,100      16,731,969
                                                                           --------------
                                                                               25,740,706

MORTGAGE & RELATED SERVICE 0.7%
Federal Home Loan Mortgage Corporation                             20,600       1,113,687
Federal National Mortgage Association                              30,400       2,150,800
                                                                           --------------
                                                                                3,264,487

NATURAL GAS DISTRIBUTION 1.4%
Enron Corporation                                                 171,200       6,837,300

OFFICE AUTOMATION 0.1%
Xerox Corporation                                                  19,900         557,200

OIL - INTERNATIONAL INTEGRATED 2.1%
Chevron Corporation                                                19,600       1,789,725
Exxon Corporation                                                  72,200       5,347,312
Mobil Corporation                                                  23,400       2,258,100
Texaco, Inc.                                                       16,400       1,006,550
                                                                           --------------
                                                                               10,401,687

OIL WELL EQUIPMENT & SERVICE 3.3%
Schlumberger, Ltd.                                                267,800      16,218,638

PAPER & FOREST PRODUCTS 0.2%
Kimberly-Clark Corporation                                         15,800         997,375

PERSONAL & COMMERCIAL LENDING 0.2%
Associates First Capital Corporation                               21,620         789,130

RETAIL - DRUG STORE 0.2%
Walgreen Company                                                   29,800         750,587

RETAIL - MAJOR CHAIN 3.8%
Dayton Hudson Corporation                                          13,200         853,050
Wal-Mart Stores, Inc.                                             309,600      17,550,450
                                                                           --------------
                                                                               18,403,500

RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                             40,400       1,666,500

RETAIL - SPECIALTY 0.9%
Gap, Inc.                                                          25,600         950,400
The Home Depot, Inc.                                               44,200       3,337,100
                                                                           --------------
                                                                                4,287,500

SOAP & CLEANING PREPARATION 1.1%
Colgate Palmolive Company                                          17,400       1,052,700
The Procter & Gamble Company                                       39,700       4,163,538
                                                                           --------------
                                                                                5,216,238

TELECOMMUNICATION EQUIPMENT 2.3%
Lucent Technologies, Inc.                                          91,400       5,872,450
Motorola, Inc.                                                     18,000       1,753,875
Nortel Networks Corporation                                        39,800       2,465,112
Qualcomm, Inc. (b)                                                  4,800       1,069,200
                                                                           --------------
                                                                               11,160,637

TELECOMMUNICATIONS - CELLULAR 0.2%
Sprint Corporation - PCS Group (b)                                 13,100       1,086,481

TELECOMMUNICATIONS - SERVICES 6.9%
AT&T Corporation                                                   95,028       4,442,559
Bell Atlantic Corporation                                          46,200       3,000,112
BellSouth Corporation                                              56,200       2,529,000
MCI WorldCom, Inc. (b)                                            234,370      20,111,876
MediaOne Group, Inc. (b)                                           18,000       1,279,125
Sprint Corporation                                                 25,800       1,917,263
                                                                           --------------
                                                                               33,279,935

TELEPHONE 1.7%
GTE Corporation                                                    29,200       2,190,000
SBC Communications, Inc.                                          101,728       5,181,770
US WEST, Inc.                                                      15,000         915,938
                                                                           --------------
                                                                                8,287,708

TOBACCO 0.4%
Philip Morris Companies, Inc.                                      71,200       1,793,350
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $394,308,368)                                       472,502,079
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.9%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 4.99%                                $    647,900         647,900
Wisconsin Electric Power Company, 4.99%                            97,600          97,600
                                                                           --------------
                                                                                  745,500

REPURCHASE AGREEMENTS 0.8%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
   Due 11/01/99 (Repurchase proceeds $3,701,610);
   Collateralized by: SLMA Medium-Term Notes,
   FNMA Bonds and Notes, FHLMC Bonds and
   Notes, Federal Home Loan Bank Bonds and
   Notes, Federal Farm Credit Bank Notes, and
   Resolution Funding Corporation Strips (e)                    3,700,000       3,700,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,445,500)                                  4,445,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $398,753,868) 98.4%                     476,947,579
Other Assets and Liabilities, Net 1.6%                                          7,892,526
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $  484,840,105
=========================================================================================


-----------------------------------------------------------------------------------------
                               STRONG EQUITY INCOME FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 95.8%
AEROSPACE & DEFENSE 0.9%
United Technologies Corporation                                    26,000  $    1,573,000

AUTOMOBILE 0.7%
Ford Motor Company                                                 22,000       1,207,250

BANK - MONEY CENTER 4.2%
The Chase Manhattan Corporation                                    29,100       2,542,612
Citigroup, Inc.                                                    93,948       5,084,936
                                                                           --------------
                                                                                7,627,548

BANK - SUPER REGIONAL 3.4%
The Bank of New York Company, Inc.                                 29,300       1,226,937
Comerica, Inc.                                                     18,700       1,111,481
Mellon Financial Corporation                                       58,000       2,142,375
Wells Fargo Company                                                36,300       1,737,862
                                                                           --------------
                                                                                6,218,655

BEVERAGE - ALCOHOLIC 1.0%
Anheuser-Busch Companies, Inc.                                     24,200       1,737,862

BEVERAGE - SOFT DRINK 0.4%
PepsiCo, Inc.                                                      19,500         676,406

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                           STRONG EQUITY INCOME FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
BROKERAGE & INVESTMENT MANAGEMENT 0.3%
Morgan Stanley, Dean Witter & Company                               4,500  $      496,406

COMMERCIAL SERVICE 1.4%
The Interpublic Group of Companies, Inc.                           61,800       2,510,625

COMPUTER - MANUFACTURERS 1.2%
International Business Machines Corporation                        16,500       1,623,187
Sun Microsystems, Inc. (b)                                          4,500         476,156
                                                                           --------------
                                                                                2,099,343

COMPUTER SERVICE 0.2%
Electronic Data Systems Corporation                                 7,600         444,600

COMPUTER SOFTWARE 1.1%
BMC Software, Inc. (b)                                              9,000         577,688
Oracle Systems Corporation (b)                                     31,600       1,502,975
                                                                           --------------
                                                                                2,080,663

COSMETIC & PERSONAL CARE 0.3%
Estee Lauder Companies, Inc. Class A                               11,400         531,525

DIVERSIFIED OPERATIONS 5.3%
Allied Signal, Inc.                                                23,200       1,320,950
E.I. Du Pont de Nemours & Company                                  21,200       1,366,075
Textron, Inc.                                                      21,900       1,690,406
Tyco International, Ltd.                                          130,208       5,200,182
                                                                           --------------
                                                                                9,577,613

ELECTRIC POWER 2.3%
Duke Energy Corporation                                            27,500       1,553,750
PECO Energy Company                                                14,900         568,994
The Southern Company                                               15,500         411,719
Texas Utilities Company                                            22,500         871,875
UNICOM Corporation                                                 20,200         773,913
                                                                           --------------
                                                                                4,180,251

ELECTRICAL EQUIPMENT 5.6%
Emerson Electric Company                                           17,000       1,021,062
General Electric Company                                           68,000       9,218,250
                                                                           --------------
                                                                               10,239,312

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 4.4%
Intel Corporation                                                  46,000       3,562,125
LSI Logic Corporation (b)                                          24,800       1,319,050
STMicroelectronics NV                                              23,500       2,135,562
Xilinx, Inc. (b)                                                   13,000       1,022,125
                                                                           --------------
                                                                                8,038,862

FINANCE - MISCELLANEOUS 1.4%
American Express Company                                           12,100       1,863,400
First Data Corporation                                             16,000         731,000
                                                                           --------------
                                                                                2,594,400

HEALTHCARE - DRUG/DIVERSIFIED 9.1%
Bristol-Myers Squibb Company                                       49,000       3,763,813
Johnson & Johnson                                                  24,500       2,566,375
Eli Lilly & Company                                                 7,000         482,125
Merck & Company, Inc.                                              47,500       3,779,219
Pfizer, Inc.                                                       50,400       1,990,800
Schering-Plough Corporation                                        55,000       2,722,500
Warner-Lambert Company                                             14,800       1,181,225
                                                                           --------------
                                                                               16,486,057

HOUSING RELATED 1.0%
Masco Corporation                                                  62,200       1,897,100

INSURANCE - DIVERSIFIED 0.6%
Marsh & McLennan Companies, Inc.                                   14,850       1,174,078

INSURANCE - PROPERTY & CASUALTY 2.7%
American International Group, Inc.                                 46,896       4,827,358

INTERNET ISP/CONTENT 0.0%
Akamai Technologies, Inc. (b)                                         500          72,593

LEISURE PRODUCT 0.3%
Eastman Kodak Company                                               7,500         517,030

MACHINERY - MISCELLANEOUS 0.7%
Ingersoll-Rand Company                                             25,200       1,316,700

MEDIA - PUBLISHING 1.9%
Gannett Company, Inc.                                              17,000       1,311,125
McGraw-Hill, Inc.                                                  36,600       2,182,275
                                                                           --------------
                                                                                3,493,400

MEDIA - RADIO/TV 4.6%
AT&T Corporation-Liberty Media Group Class A (b)                   53,000       2,103,438
CBS Corporation (b)                                                48,000       2,343,000
Time Warner, Inc.                                                  55,200       3,846,750
                                                                           --------------
                                                                                8,293,188

METAL PRODUCTS & FABRICATION 0.5%
Illinois Tool Works, Inc.                                          12,600         922,950

METALS & MINING 0.8%
Alcoa, Inc.                                                        24,000       1,458,000

MORTGAGE & RELATED SERVICE 2.5%
Federal Home Loan Mortgage Corporation                             46,000       2,486,875
Federal National Mortgage Association                              30,000       2,122,500
                                                                           --------------
                                                                                4,609,375

NATURAL GAS DISTRIBUTION 0.2%
Enron Corporation                                                   9,200         367,425

OIL - INTERNATIONAL INTEGRATED 5.8%
BP Amoco PLC Sponsored ADR                                          5,200         300,300
Chevron Corporation                                                12,800       1,168,800
Exxon Corporation                                                  49,000       3,629,063
Mobil Corporation                                                  18,100       1,746,650
Royal Dutch Petroleum Company -
   New York Registry Shares                                        50,000       2,996,875
Texaco, Inc.                                                       12,100         742,637
                                                                           --------------
                                                                               10,584,325

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Burlington Resources, Inc.                                         13,000         453,375

OIL - NORTH AMERICAN INTEGRATED 0.2%
USX-Marathon Group                                                 13,500         393,188

OIL WELL EQUIPMENT & SERVICE 0.7%
Halliburton Company                                                34,500       1,300,219

PAPER & FOREST PRODUCTS 1.6%
International Paper Company                                        23,000       1,210,375
The Mead Corporation                                               26,800         964,800
Temple-Inland, Inc.                                                12,000         697,500
                                                                           --------------
                                                                                2,872,675

PERSONAL & COMMERCIAL LENDING 0.8%
Associates First Capital Corporation                               37,522       1,369,554

RETAIL - DRUG STORE 1.0%
Walgreen Company                                                   72,000       1,813,500
Retail - Major Chain 4.4%
Dayton Hudson Corporation                                          34,500       2,229,563
Wal-Mart Stores, Inc.                                             102,400       5,804,800
                                                                           --------------
                                                                                8,034,363

RETAIL - RESTAURANT 0.6%
McDonald's Corporation                                             27,000       1,113,750

-----------------------------------------------------------------------------------------
                           STRONG EQUITY INCOME FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------

RETAIL - SPECIALTY 4.8%
Gap, Inc.                                                          26,325  $      977,315
The Home Depot, Inc.                                               51,100       3,858,050
Lowe's Companies, Inc.                                             45,300       2,491,500
Tandy Corporation                                                  21,000       1,321,688
                                                                           --------------
                                                                                8,648,553

SOAP & CLEANING PREPARATION 2.5%
Clorox Company                                                     35,000       1,432,813
The Procter & Gamble Company                                       30,400       3,188,200
                                                                           --------------
                                                                                4,621,013

STEEL 0.1%
USX-US Steel Group                                                 10,300         263,294

TELECOMMUNICATION EQUIPMENT 2.7%
Corning, Inc.                                                      14,266       1,121,664
Motorola, Inc.                                                     26,500       2,582,094
Nortel Networks Corporation                                        18,000       1,114,875
                                                                           --------------
                                                                                4,818,633

TELECOMMUNICATIONS - CELLULAR 0.7%
Vodafone AirTouch PLC Sponsored ADR                                27,000       1,294,313

TELECOMMUNICATIONS - SERVICES 9.2%
AT&T Corporation                                                   72,450       3,387,038
Allied Riser Communications Corporation (b)                         1,300          23,481
Bell Atlantic Corporation                                          36,500       2,370,219
BellSouth Corporation                                              24,000       1,080,000
MCI WorldCom, Inc. (b)                                             64,048       5,496,119
Sprint Corporation                                                 57,800       4,295,262
                                                                           --------------
                                                                               16,652,119

TELEPHONE 1.5%
SBC Communications, Inc.                                           52,449       2,671,620
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $113,220,078)                                       174,174,069
-----------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 2.6%
Houston Industries, Inc. 7.00% Automatic
   Common Exchange Securities                                      30,000       3,442,500
The Seagram Company, Ltd. 7.50%                                    24,100       1,191,444
-----------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,586,137)                            4,633,944
-----------------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.2%
Loews Corporation Exchangeable Subordinated
   Notes, 3.125%, Due 9/15/07                                $    500,000         410,625
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $500,000)                                           410,625
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.5%

COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 4.99%                                     350,500         350,500
Wisconsin Electric Power Company, 4.99%                           131,700         131,700
                                                                           --------------
                                                                                  482,200

REPURCHASE AGREEMENTS 1.2%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
   Due 11/01/99 (Repurchase proceeds $2,301,001);
   Collateralized by: SLMA Medium-Term Notes,
   FNMA Bonds and Notes, FHLMC Bonds and
   Notes, Federal Home Loan Bank Bonds and
   Notes, Federal Farm Credit Bank Notes,
   and Resolution Funding Corporation Strips (e)                2,300,000       2,300,000

-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,782,200)                                  2,782,200
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $119,088,415) 100.1%                    182,000,838
Other Assets and Liabilities, Net (0.1%)                                         (223,321)
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $  181,777,517
=========================================================================================


-----------------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------
                                                                 Contracts       Premiums
-----------------------------------------------------------------------------------------
Options outstanding at beginning of year                               --  $           --
Options written during the year                                       320         255,031
Options closed                                                       (320)       (255,031)
Options expired                                                        --              --
Options exercised                                                      --              --
                                                                 --------  --------------
Options outstanding at end of year                                     --  $           --
                                                                 ========  ==============

Closed options resulted in a capital loss of $49,929.


-----------------------------------------------------------------------------------------
                              STRONG GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 99.2%
AEROSPACE & DEFENSE 1.0%
United Technologies Corporation                                   144,000  $    8,712,000

AUTOMOBILE 0.3%
Ford Motor Company                                                 39,500       2,167,562

BANK - MONEY CENTER 4.7%
The Chase Manhattan Corporation                                   132,000      11,533,500
Citigroup, Inc.                                                   540,000      29,227,500
                                                                           --------------
                                                                               40,761,000

BANK - SUPER REGIONAL 1.6%
The Bank of New York Company, Inc.                                 74,000       3,098,750
Mellon Financial Corporation                                      166,000       6,131,625
Wells Fargo Company                                                95,500       4,572,062
                                                                           --------------
                                                                               13,802,437

BEVERAGE - ALCOHOLIC 1.2%
Anheuser-Busch Companies, Inc.                                    141,000      10,125,562

BEVERAGE - SOFT DRINK 1.3%
The Coca-Cola Company                                             126,000       7,434,000
PepsiCo, Inc.                                                     100,000       3,468,750
                                                                           --------------
                                                                               10,902,750

BROKERAGE & INVESTMENT MANAGEMENT 0.8%
Morgan Stanley, Dean Witter & Company                              64,500       7,115,156

CHEMICAL 0.6%
Union Carbide Corporation                                          77,000       4,697,000

COMMERCIAL SERVICE 0.4%
The Interpublic Group of Companies, Inc.                           73,900       3,002,187

COMPUTER - MANUFACTURERS 2.5%
International Business Machines Corporation                        76,900       7,565,037
Sun Microsystems, Inc. (b)                                        130,000      13,755,625
                                                                           --------------
                                                                               21,320,662

COMPUTER - PERIPHERAL EQUIPMENT 0.8%
EMC Communications Corporation (b)                                 94,000       6,862,000

COMPUTER SOFTWARE 8.3%
BMC Software, Inc. (b)                                            124,000       7,959,250
Cisco Systems, Inc. (b)                                           320,000      23,680,000
Microsoft Corporation (b)                                         368,000      34,063,000
Oracle Systems Corporation (b)                                    128,000       6,088,000
                                                                           --------------
                                                                               71,790,250

COSMETIC & PERSONAL CARE 0.1%
Estee Lauder Companies, Inc. Class A                               26,400       1,230,900

DIVERSIFIED OPERATIONS 5.9%
Allied Signal, Inc.                                               106,500       6,063,844

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                           STRONG GROWTH AND INCOME FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
E.I. Du Pont de Nemours & Company                                  77,000  $    4,961,687
Minnesota Mining & Manufacturing Company                           55,000       5,228,438
Textron, Inc.                                                      65,500       5,055,781
Tyco International, Ltd.                                          749,000      29,913,187
                                                                           --------------
                                                                               51,222,937

ELECTRIC POWER 0.5%
PECO Energy Company                                               122,000       4,658,875

ELECTRICAL EQUIPMENT 4.7%
General Electric Company                                          297,000      40,262,063

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.6%
General Motors Corporation Class H (b)                             35,000       2,548,437
Solectron Corporation (b)                                          40,000       3,010,000
                                                                           --------------
                                                                                5,558,437

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 1.0%
Applied Materials, Inc. (b)                                        96,000       8,622,000

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 8.9%
Altera Corporation (b)                                            154,000       7,488,250
Intel Corporation                                                 225,000      17,423,437
Maxim Integrated Products, Inc. (b)                                70,000       5,525,625
Micron Technology, Inc. (b)                                        53,000       3,779,563
STMicroelectronics NV                                             161,000      14,630,875
Texas Instruments, Inc.                                           163,500      14,674,125
Xilinx, Inc. (b)                                                  165,500      13,012,437
                                                                               76,534,312

FINANCE - MISCELLANEOUS 2.1%
American Express Company                                           80,000      12,320,000
First Data Corporation                                            124,500       5,688,094
                                                                           --------------
                                                                               18,008,094

FOOD 0.2%
Unilever NV - New York Shares                                      27,946       1,863,649

HEALTHCARE - DRUG/DIVERSIFIED 6.8%
American Home Products Corporation                                 65,000       3,396,250
Bristol-Myers Squibb Company                                      150,000      11,521,875
Johnson & Johnson                                                 121,000      12,674,750
Merck & Company, Inc.                                             130,000      10,343,125
Pfizer, Inc.                                                      111,000       4,384,500
Schering-Plough Corporation                                       144,000       7,128,000
Warner-Lambert Company                                            119,000       9,497,688
                                                                           --------------
                                                                               58,946,188

HOUSING RELATED 0.3%
Masco Corporation                                                  96,000       2,928,000

INSURANCE - DIVERSIFIED 0.5%
Marsh & McLennan Companies, Inc.                                   55,000       4,348,438

INSURANCE - PROPERTY & CASUALTY 1.5%
American International Group, Inc.                                129,088      13,287,996

INTERNET - ISP/CONTENT 2.1%
Akamai Technologies, Inc. (b)                                       2,500         362,969
America Online, Inc. (b)                                           97,500      12,644,531
Yahoo! Inc. (b)                                                    27,000       4,834,688
                                                                           --------------
                                                                               17,842,188

MACHINERY - MISCELLANEOUS 0.3%
Ingersoll-Rand Company                                             53,000       2,769,250

MEDIA - PUBLISHING 0.9%
Gannett Company, Inc.                                              38,000       2,930,750
McGraw-Hill, Inc.                                                  74,600       4,448,025
                                                                           --------------
                                                                                7,378,775

MEDIA - RADIO/TV 4.8%
AT&T Corporation-Liberty Media Group
   Class A (b)                                                    144,000       5,715,000
CBS Corporation (b)                                               205,000      10,006,563
Clear Channel Communications, Inc. (b)                            122,000       9,805,750
Cox Communications, Inc. Class A (b)                               75,000       3,407,812
Time Warner, Inc.                                                 179,000      12,474,063
                                                                           --------------
                                                                               41,409,188

METAL PRODUCTS & FABRICATION 0.2%
Illinois Tool Works, Inc.                                          23,000       1,684,750

METALS & MINING 0.9%
Alcoa, Inc.                                                       130,000       7,897,500

MORTGAGE & RELATED SERVICE 1.3%
Federal Home Loan Mortgage Corporation                            108,000       5,838,750
Federal National Mortgage Association                              80,000       5,660,000
                                                                           --------------
                                                                               11,498,750

NATURAL GAS DISTRIBUTION 0.4%
Enron Corporation                                                  90,000       3,594,375

OIL - INTERNATIONAL INTEGRATED 4.5%
BP Amoco PLC Sponsored ADR                                        178,000      10,279,500
Chevron Corporation                                                34,300       3,132,019
Exxon Corporation                                                 116,500       8,628,281
Mobil Corporation                                                  69,000       6,658,500
Royal Dutch Petroleum Company
   New York Registry Shares                                       169,000      10,129,438
                                                                           --------------
                                                                               38,827,738

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.1%
Burlington Resources, Inc.                                         36,000       1,255,500

OIL WELL EQUIPMENT & SERVICE 1.3%
Halliburton Company                                               252,000       9,497,250
Nabors Industries, Inc. (b)                                        77,000       1,746,938
                                                                           --------------
                                                                               11,244,188

PAPER & FOREST PRODUCTS 1.6%
Georgia-Pacific Corporation                                        90,000       3,571,875
International Paper Company                                       193,000      10,156,625
                                                                           --------------
                                                                               13,728,500

PERSONAL & COMMERCIAL LENDING 0.4%
Associates First Capital Corporation                              103,000       3,759,500

RETAIL - DRUG STORE 0.7%
CVS Corporation                                                    85,000       3,692,188
Walgreen Company                                                  102,800       2,589,275
                                                                           --------------
                                                                                6,281,463

RETAIL - FOOD CHAIN 0.7%
The Kroger Company (b)                                            168,000       3,496,500
Safeway, Inc. (b)                                                  68,000       2,401,250
                                                                           --------------
                                                                                5,897,750

RETAIL - MAJOR CHAIN 2.8%
Dayton Hudson Corporation                                         144,000       9,306,000
Wal-Mart Stores, Inc.                                             257,000      14,568,688
                                                                           --------------
                                                                               23,874,688

RETAIL - RESTAURANT 0.8%
McDonald's Corporation                                            158,000       6,517,500

RETAIL - SPECIALTY 3.8%
Best Buy Company, Inc. (b)                                         60,200       3,344,863
Gap, Inc.                                                          45,000       1,670,625
The Home Depot, Inc.                                              119,000       8,984,500
Lowe's Companies, Inc.                                            155,000       8,525,000
Tandy Corporation                                                 159,000      10,007,062
                                                                           --------------
                                                                               32,532,050

SOAP & CLEANING PREPARATION 1.9%
Colgate Palmolive Company                                          94,000       5,687,000
The Procter & Gamble Company                                      100,000      10,487,500
                                                                           --------------
                                                                               16,174,500

-----------------------------------------------------------------------------------------
                           STRONG GROWTH AND INCOME FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT 5.8%
Lucent Technologies, Inc.                                         202,000  $   12,978,500
Motorola, Inc.                                                    162,000      15,784,875
Nokia Corporation Sponsored ADR                                    57,000       6,587,063
Nortel Networks Corporation                                       140,000       8,671,250
Tellabs, Inc. (b)                                                  93,500       5,913,875
                                                                           --------------
                                                                               49,935,563

TELECOMMUNICATIONS - CELLULAR 0.5%
Vodafone AirTouch PLC Sponsored ADR                                85,000       4,074,688

TELECOMMUNICATIONS - SERVICES 6.0%
AT&T Corporation                                                  275,000      12,856,250
Allied Riser Communications Corporation (b)                         6,000         108,375
Bell Atlantic Corporation                                         119,000       7,727,562
MCI WorldCom, Inc. (b)                                            169,153      14,515,442
MediaOne Group, Inc. (b)                                           49,000       3,482,062
Sprint Corporation                                                169,000      12,558,812
                                                                           --------------
                                                                               51,248,503

TELEPHONE 0.8%
SBC Communications, Inc.                                          128,951       6,568,441
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $616,730,014)                                       854,725,803
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.8%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                       $     11,300          11,300
Warner Lambert Company, 4.99%                                     453,600         453,600
Wisconsin Electric Power Company, 4.99%                           111,300         111,300
                                                                           --------------
                                                                                  576,200

REPURCHASE AGREEMENTS 0.7%
Barclays Capital, Inc. (Dated 10/29/99),
   5.22%, Due 11/01/99 (Repurchase proceeds
   $5,802,523); Collateralized by: United States
   Treasury Notes (e)                                           5,800,000       5,800,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,376,200)                                  6,376,200
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $623,106,214) 100.0%                    861,102,003
Other Assets and Liabilities, Net 0.0%                                            360,279
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $  861,462,282
=========================================================================================


WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------
                                                                Contracts     Premiums
-----------------------------------------------------------------------------------------

Options outstanding at beginning of year                               --  $           --
Options written during the year                                       700         557,881
Options closed                                                       (700)       (557,881)
Options expired                                                        --              --
Options exercised                                                      --              --
                                                                ---------  --------------
Options outstanding at end of year                                     --  $           --
                                                                =========  ==============

Closed options resulted in a capital loss of $109,219.


-----------------------------------------------------------------------------------------
                           STRONG LIMITED RESOURCES FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 94.5%
CHEMICAL - SPECIALTY 4.6%
Cabot Corporation                                                   5,000  $       93,125
OM Group, Inc.                                                      2,000          75,000
Praxair, Inc.                                                       2,500         116,875
                                                                           --------------
                                                                                  285,000

DIVERSIFIED OPERATIONS 3.7%
E.I. Du Pont de Nemours & Company                                   3,500         225,531

METALS & MINING 3.5%
Alcoa, Inc.                                                         2,100         127,575
Phelps Dodge Corporation                                            1,500          84,563
                                                                           --------------
                                                                                  212,138

NATURAL GAS DISTRIBUTION 18.5%
Coastal Corporation                                                 6,000         252,750
El Paso Energy Corporation                                          5,000         205,000
Enron Corporation                                                   5,000         199,688
Equitable Resources, Inc.                                           2,500          91,250
MCN Energy Group, Inc.                                              5,000         122,188
Questar Corporation                                                 9,000         162,000
Western Gas Resources, Inc.                                         6,000          98,625
                                                                           --------------
                                                                                1,131,501

OIL - INTERNATIONAL INTEGRATED 10.9%
Chevron Corporation                                                 3,400         310,463
Mobil Corporation                                                   2,000         193,000
Royal Dutch Petroleum Company -
   New York Registry Shares                                         2,700         161,831
                                                                           --------------
                                                                                  665,294

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 21.8%
Anadarko Petroleum Corporation                                      4,800         147,900
Apache Corporation                                                  5,000         195,000
Devon Energy Corporation                                            5,000         194,375
EOG Resources, Inc.                                                 6,000         124,875
Gulf Canada Resources, Ltd. ADR (b)                                37,000         145,687
Harken Energy Corporation (b)                                      40,000          40,000
Newfield Exploration Company (b)                                    5,000         147,187
Ocean Energy, Inc. (b)                                             10,000          91,875
Union Pacific Resources Group, Inc.                                 7,000         101,500
Vastar Resources, Inc.                                              2,400         141,750
                                                                           --------------
                                                                                1,330,149

OIL - NORTH AMERICAN INTEGRATED 9.7%
Amerada Hess Corporation                                            3,500         200,812
Transmontaigne, Inc. (b)                                           12,000         139,500
Unocal Corporation                                                  3,500         120,750
USX-Marathon Group                                                  4,500         131,063
                                                                           --------------
                                                                                  592,125

OIL WELL EQUIPMENT & SERVICE 14.0%
Cooper Cameron Corporation (b)                                      4,300         166,356
ENSCO International, Inc.                                           8,000         155,000
Halliburton Company                                                 3,200         120,600
Nabors Industries, Inc. (b)                                         6,500         147,469
Schlumberger, Ltd.                                                  2,100         127,181
Smith International, Inc. (b)                                       4,000         138,250
                                                                           --------------
                                                                                  854,856

PAPER & FOREST PRODUCTS 6.5%
Kimberly-Clark Corporation                                          1,500          94,687
The Mead Corporation                                                2,500          90,000
Willamette Industries, Inc.                                         5,200         216,125
                                                                           --------------
                                                                                  400,812

STEEL 1.3%
AK Steel Holding Corporation (b)                                    4,500          77,906
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $5,352,887)                                           5,775,312
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 4.99%                                $    144,300         144,300
Wisconsin Electric Power Company, 4.99%                           176,900         176,900
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $321,200)                                      321,200
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $5,674,087) 99.8%                         6,096,512
Other Assets and Liabilities, Net 0.2%                                             10,696
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $    6,107,208
=========================================================================================


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                           STRONG TOTAL RETURN FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS 96.9%
BANK - MONEY CENTER 4.3%
The Chase Manhattan Corporation                                   275,000  $   24,028,125
Citigroup, Inc.                                                   300,000      16,237,500
J.P. Morgan & Company, Inc.                                       105,000      13,741,875
                                                                           --------------
                                                                               54,007,500

BANK - SUPER REGIONAL 2.1%
Fleet Boston Corporation                                          140,000       6,107,500
Mellon Financial Corporation                                      300,000      11,081,250
Northern Trust Company                                             90,000       8,690,625
                                                                           --------------
                                                                               25,879,375

BROKERAGE & INVESTMENT MANAGEMENT 1.3%
The Charles Schwab Corporation                                     40,000       1,557,500
The Goldman Sachs Group, Inc.                                     115,000       8,165,000
Morgan Stanley, Dean Witter & Company                              55,000       6,067,188
                                                                           --------------
                                                                               15,789,688

COMMERCIAL SERVICE 1.1%
Omnicom Group, Inc.                                               115,000      10,120,000
Paychex, Inc.                                                     100,000       3,937,500
                                                                           --------------
                                                                               14,057,500

COMPUTER - MANUFACTURERS 2.1%
Dell Computer Corporation (b)                                     100,000       4,012,500
Sun Microsystems, Inc. (b)                                        210,000      22,220,625
                                                                           --------------
                                                                               26,233,125

COMPUTER - PERIPHERAL EQUIPMENT 1.8%
EMC Communications Corporation (b)                                175,000      12,775,000
Lexmark International Group, Inc. Class A (b)                     120,000       9,367,500
                                                                           --------------
                                                                               22,142,500

COMPUTER SERVICE 0.3%
Automatic Data Processing, Inc.                                    75,000       3,614,063

COMPUTER SOFTWARE 9.8%
Cisco Systems, Inc. (b)                                           865,000      64,010,000
Foundry Networks, Inc. (b)                                         20,000       3,790,000
Microsoft Corporation (b)                                         415,000      38,413,437
Oracle Systems Corporation (b)                                    230,000      10,939,375
Veritas Software Corporation (b)                                   50,000       5,393,750
                                                                           --------------
                                                                              122,546,562

DIVERSIFIED OPERATIONS 0.9%
Allied Signal, Inc.                                               120,000       6,832,500
Minnesota Mining & Manufacturing Company                           50,000       4,753,125
                                                                           --------------
                                                                               11,585,625

ELECTRICAL EQUIPMENT 5.1%
General Electric Company                                          325,000      44,057,813
Hitachi, Ltd. ADR                                                 130,000      14,137,500
Honeywell, Inc.                                                    30,000       3,163,125
Parker-Hannifin Corporation                                        50,000       2,290,625
                                                                           --------------
                                                                               63,649,063

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.5%
General Motors Corporation Class H (b)                            120,000       8,737,500
Solectron Corporation (b)                                         130,000       9,782,500
                                                                           --------------
                                                                               18,520,000

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 2.4%
ASM Lithography Holding NV (b)                                    145,000      10,530,625
Applied Materials, Inc. (b)                                        90,000       8,083,125
KLA-Tencor Corporation (b)                                         70,000       5,543,125
Teradyne, Inc. (b)                                                170,000       6,545,000
                                                                           --------------
                                                                               30,701,875

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 9.4%
Analog Devices, Inc. (b)                                           65,000       3,453,125
Broadcom Corporation (b)                                           40,000       5,112,500
Intel Corporation                                                 390,000      30,200,625
Maxim Integrated Products, Inc. (b)                               100,000       7,893,750
Micron Technology, Inc. (b)                                       150,000      10,696,875
STMicroelectronics NV                                             145,000      13,176,875
Texas Instruments, Inc.                                           380,000      34,105,000
Xilinx, Inc. (b)                                                  175,000      13,759,375
                                                                           --------------
                                                                              118,398,125

FINANCE - MISCELLANEOUS 1.2%
American Express Company                                           95,000      14,630,000

FOOD 0.6%
Kellogg Company                                                   200,000       7,962,500

HEALTHCARE - BIOMEDICAL/GENETIC 1.7%
Amgen, Inc. (b)                                                   120,000       9,570,000
Biogen, Inc. (b)                                                  160,000      11,860,000
                                                                           --------------
                                                                               21,430,000

HEALTHCARE - DRUG/DIVERSIFIED 6.4%
Bristol-Myers Squibb Company                                      330,000      25,348,125
Johnson & Johnson                                                 250,000      26,187,500
Merck & Company, Inc.                                             270,000      21,481,875
Pfizer, Inc.                                                      190,000       7,505,000
                                                                           --------------
                                                                               80,522,500

HEALTHCARE - INSTRUMENTATION 0.1%
Medtronic, Inc.                                                    50,000       1,731,250

HOUSEHOLD APPLIANCES & FURNISHINGS 2.0%
Sony Corporation Sponsored ADR                                    155,000      24,761,250

INSURANCE - LIFE 0.7%
Jefferson-Pilot Corporation                                        95,000       7,130,937
Lincoln National Corporation                                       50,000       2,306,250
                                                                           --------------
                                                                                9,437,187

INSURANCE - PROPERTY & CASUALTY 0.4%
American International Group, Inc.                                 50,000       5,146,875

INTERNET - E*COMMERCE 0.5%
Internet Capital Group, Inc. (b)                                   50,000       5,818,750

INTERNET - ISP/CONTENT 2.3%
America Online, Inc. (b)                                          110,000      14,265,625
Yahoo! Inc. (b)                                                    80,000      14,325,000
                                                                           --------------
                                                                               28,590,625

INTERNET - NETWORK SEC/SOLUTIONS 2.1%
Juniper Networks, Inc. (b)                                         95,000      26,184,375

MEDIA - PUBLISHING 0.7%
Tribune Company                                                   150,000       9,000,000

MEDIA - RADIO/TV 2.3%
AMFM, Inc. (b)                                                    200,000      14,000,000
AT&T Corporation-Liberty Media Group Class A (b)                  130,000       5,159,375
CBS Corporation (b)                                               160,000       7,810,000
Clear Channel Communications, Inc. (b)                             20,000       1,607,500
                                                                           --------------
                                                                               28,576,875

MORTGAGE & RELATED SERVICE 0.6%
Federal National Mortgage Association                             100,000       7,075,000

NATURAL GAS DISTRIBUTION 0.9%
Enron Corporation                                                 270,000      10,783,125

OIL - INTERNATIONAL INTEGRATED 0.8%
Mobil Corporation                                                  25,000       2,412,500
Texaco, Inc.                                                      125,000       7,671,875
                                                                           --------------
                                                                               10,084,375

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.3%
Apache Corporation                                                100,000       3,900,000

OIL - NORTH AMERICAN INTEGRATED 1.0%
Atlantic Richfield Company                                         40,000       3,727,500

-----------------------------------------------------------------------------------------
                           STRONG TOTAL RETURN FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                  Amount        (Note 2)
-----------------------------------------------------------------------------------------
Kerr McGee Corporation                                            140,000  $    7,525,000
USX-Marathon Group                                                 50,000       1,456,250
                                                                           --------------
                                                                               12,708,750

OIL WELL EQUIPMENT & SERVICE 1.3%
Baker Hughes, Inc.                                                305,000       8,520,937
Halliburton Company                                               135,000       5,087,812
Schlumberger, Ltd.                                                 55,000       3,330,938
                                                                           --------------
                                                                               16,939,687

RETAIL - DEPARTMENT STORE 1.3%
Kohl's Corporation (b)                                            215,000      16,084,687

RETAIL - DRUG STORE 0.3%
Walgreen Company                                                  125,000       3,148,437

RETAIL - MAJOR CHAIN 2.2%
Wal-Mart Stores, Inc.                                             485,000      27,493,438

RETAIL - SPECIALTY 4.1%
The Home Depot, Inc.                                              324,999      24,537,425
Lowe's Companies, Inc.                                            200,000      11,000,000
Tandy Corporation                                                 260,000      16,363,750
                                                                           --------------
                                                                               51,901,175

SOAP & CLEANING PREPARATION 0.9%
The Procter & Gamble Company                                      110,000      11,536,250

TELECOMMUNICATION EQUIPMENT 12.1%
General Instrument Corporation (b)                                125,000       6,726,562
JDS Uniphase Corporation (b)                                      330,000      55,068,750
Lucent Technologies, Inc.                                         215,000      13,813,750
Motorola, Inc.                                                    190,000      18,513,125
Nokia Corporation Sponsored ADR                                   140,000      16,178,750
Nortel Networks Corporation                                       380,000      23,536,250
Tellabs, Inc. (b)                                                 280,000      17,710,000
                                                                           --------------
                                                                              151,547,187

TELECOMMUNICATIONS - CELLULAR 2.9%
Sprint Corporation - PCS Group (b)                                200,000      16,587,500
VoiceStream Wireless Corporation (b)                              200,000      19,750,000
                                                                           --------------
                                                                               36,337,500

TELECOMMUNICATIONS - SERVICES 4.6%
COLT Telecom Group PLC Sponsored ADR (b)                           90,000      10,665,000
Global Crossing, Ltd. (b)                                         100,000       3,462,500
MCI WorldCom, Inc. (b)                                            120,000      10,297,500
Nextel Communications, Inc. Class A (b)                           120,000      10,342,500
Nippon Telegraph & Telephone Corporation
   Sponsored ADR                                                  155,000      11,993,125
Sprint Corporation                                                 60,000       4,458,750
Williams Communications Group, Inc. (b)                           213,400       6,802,125
                                                                           --------------
                                                                               58,021,500

TELEPHONE 0.5%
Alltel Corporation                                                 50,000       4,162,500
Cincinnati Bell, Inc.                                             100,000       2,081,250
                                                                           --------------
                                                                                6,243,750
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $913,508,385)                                     1,214,722,049
-----------------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.2%
Exodus Communications, Inc. Subordinated Notes,
   5.00%, Due 3/15/06                                        $  2,000,000       7,660,000
Veritas Software Corporation/Veritas Operating
   Corporation Subordinated Notes,
   1.856%, Due 8/13/06                                          5,000,000       6,987,500
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $10,760,037)                                     14,647,500
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.6%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                          1,057,700       1,057,700
Warner Lambert Company, 4.99%                                   1,465,900       1,465,900
Wisconsin Electric Power Company, 4.99%                           405,900         405,900
                                                                           --------------
                                                                                2,929,500

REPURCHASE AGREEMENTS 5.2%
Barclays Capital, Inc. (Dated 10/29/99), 5.22%,
   Due 11/01/99 (Repurchase proceeds
   $65,428,449); Collateralized by:
   United States Treasury Notes (e)                            65,400,000      65,400,000

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.2%
United States Treasury Bills, Due 11/18/99 (c)                  2,000,000       1,995,968
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $70,325,108)                                70,325,468
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities
   (cost $994,593,530) 103.7%                                               1,299,695,017
Other Assets and Liabilities, Net (3.7%)                                      (46,470,823)
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $1,253,224,194
=========================================================================================


WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------
                                                                Contracts      Premiums
-----------------------------------------------------------------------------------------
Options outstanding at beginning of year                              200  $      254,966
Options written during the year                                    52,735      65,528,571
Options closed                                                    (44,405)    (58,745,149)
Options expired                                                         0               0
Options exercised                                                       0               0
                                                                ---------  --------------
Options outstanding at end of year                                  8,530  $    7,038,388
                                                                =========  ==============

Closed written options resulted in a capital loss of $5,690,684.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                           STRONG TOTAL RETURN FUND (continued)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
-----------------------------------------------------------------------------------------
                                                                Contracts
                                                               (100 shares       Value
                                                               per contract)    Note 2)
-----------------------------------------------------------------------------------------
Analog Devices, Inc.
(Strike Price is $45. Expiration Date is
1/21/00. Premium Received is $690,523)                                650 ($      715,000)

Baker Hughes, Inc.
(Strike Price is $25. Expiration Date is
1/21/00. Premium Received is $1,434,122)                             2150        (994,375)

Biogen, Inc.
(Strike Price is $80. Expiration Date is
1/21/00. Premium Received is $185,684)                                130         (60,125)

Broadcom Corporation
(Strike Price is $115. Expiration Date is
1/21/00. Premium Received is $445,635)                                200        (428,750)

Dell Computer Corporation
(Strike Price is $35. Expiration Date is
1/21/00. Premium Received is $865,721)                               1000        (725,000)

Enron Corporation
(Strike Price is $35. Expiration Date is
1/21/00. Premium Received is $705,719)                               1450        (870,000)

Halliburton Company
(Strike Price is $35. Expiration Date is
1/21/00. Premium Received is $615,529)                                650        (341,250)
(Strike Price is $40. Expiration Date is
1/21/00. Premium Received is $556,005)                                700        (194,688)

Honeywell, Inc.
(Strike Price is $105. Expiration Date is
2/18/00. Premium Received is $232,042)                                150        (136,875)

Medtronic, Inc.
(Strike Price is $30. Expiration Date is
1/21/00. Premium Received is $133,196)                                200        (123,750)

Schlumberger, Ltd.
(Strike Price is $55. Expiration Date is
1/21/00. Premium Received is $573,956)                                550        (453,750)

Texas Instruments, Inc.
(Strike Price is $75. Expiration Date is
1/21/00. Premium Received is $378,488)                                250        (448,437)
(Strike Price is $105. Expiration Date is
1/21/00. Premium Received is $221,768)                                450        (154,688)
                                                                    -----  --------------
                                                                    8,530 ($    5,646,688)
                                                                    =====  ==============


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See note 2(I) of notes to financial statements.
(f)  When-issued security.


Percentages are stated as a percent of net assets.


See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1999

                                                                           (In Thousands, Except Per Share Amounts)

                                                                STRONG AMERICAN   STRONG ASSET     STRONG BLUE CHIP  STRONG EQUITY
                                                                 UTILITIES FUND  ALLOCATION FUND       100 FUND        INCOME FUND
                                                                 --------------  ---------------   ----------------  -------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $199,800, $259,635, $398,754 and
       $119,088, respectively)                                        $ 242,019       $ 342,552       $ 476,948        $ 182,001
   Receivable for Securities Sold                                         3,706           3,677           7,705              643
   Receivable for Fund Shares Sold                                           --              --              65               10
   Dividends and Interest Receivable                                        521           2,830             304              178
   Other Assets                                                              10              --              10               31
                                                                      ---------       ---------       ---------        ---------

   Total Assets                                                         246,256         349,059         485,032          182,863

LIABILITIES:
   Payable for Securities Purchased                                       1,446           4,848              --            1,049
   Payable for Fund Shares Redeemed                                          47              41              82                1
   Accrued Operating Expenses and Other Liabilities                          32             262             110               35
                                                                      ---------       ---------       ---------        ---------
   Total Liabilities                                                      1,525           5,151             192            1,085
                                                                      ---------       ---------       ---------        ---------

NET ASSETS                                                            $ 244,731       $ 343,908       $ 484,840        $ 181,778
                                                                      =========       =========       =========        =========

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                      $ 180,248       $ 250,246       $ 410,256        $ 114,632
   Accumulated Net Investment Income (Loss)                                 113           1,331              --               --
   Accumulated Net Realized Gain (Loss)                                  22,151           9,687          (3,610)           4,233
   Net Unrealized Appreciation                                           42,219          82,644          78,194           62,913
                                                                      ---------       ---------       ---------        ---------
   Net Assets                                                         $ 244,731       $ 343,908       $ 484,840        $ 181,778
                                                                      =========       =========       =========        =========

Capital Shares Outstanding (Unlimited Number Authorized)                 14,242          13,801          26,793            8,832

NET ASSET VALUE PER SHARE                                             $   17.18       $   24.92       $   18.10        $   20.58
                                                                      =========       =========       =========        =========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 1999

                                                                                   (In Thousands, Except Per Share Amounts)

                                                                                  STRONG GROWTH   STRONG LIMITED  STRONG TOTAL
                                                                                 AND INCOME FUND  RESOURCES FUND   RETURN FUND
                                                                                 ---------------  --------------  ------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $623,106, $5,674 and $994,594, respectively)                         $861,102          $6,097       $1,299,695
   Receivable for Securities Sold                                                     11,911              --           18,545
   Receivable for Fund Shares Sold                                                       531              --               18
   Dividends and Interest Receivable                                                     507               3              467
   Other Assets                                                                           26              18              113
                                                                                    --------         -------       ----------
   Total Assets                                                                      874,077           6,118        1,318,838

LIABILITIES:
   Payable for Securities Purchased                                                   12,347              --           59,870
   Written Options, at Value
      (Premiums Received of $0, $0 and $7,038, respectively)                              --              --            5,647
   Payable for Fund Shares Redeemed                                                      113              --               10
   Accrued Operating Expenses and Other Liabilities                                      155              11               87
                                                                                    --------         -------       ----------
   Total Liabilities                                                                  12,615              11           65,614
                                                                                    --------         -------       ----------
NET ASSETS                                                                          $861,462          $6,107       $1,253,224
                                                                                    ========          ======       ==========

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                    $625,537          $6,817      $   726,416
   Accumulated Net Realized Gain (Loss)                                               (2,071)         (1,133)         220,315
   Net Unrealized Appreciation                                                       237,996             423          306,493
                                                                                    --------         -------       ----------
   Net Assets                                                                       $861,462          $6,107       $1,253,224
                                                                                    ========          ======       ==========

Capital Shares Outstanding (Unlimited Number Authorized)                              34,099             709           30,186

NET ASSET VALUE PER SHARE                                                             $25.26           $8.62           $41.52
                                                                                    ========          ======       ==========


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 1999

                                                                                         (In Thousands)


                                                                 STRONG AMERICAN   STRONG ASSET     STRONG BLUE     STRONG EQUITY
                                                                  UTILITIES FUND  ALLOCATION FUND  CHIP 100 FUND     INCOME FUND
                                                                 ---------------  ---------------  -------------    -------------
INCOME:
   Dividends (net of foreign withholding taxes of $46,
      $32, $0 and $12, respectively)                                $   7,332       $   2,660       $   2,666        $   2,472
   Interest                                                               564          10,538             332               70
                                                                    ---------       ---------       ---------        ---------
   Total Income                                                         7,896          13,198           2,998            2,542

EXPENSES:
   Investment Advisory Fees                                             1,822           2,646           2,605            1,472
   Custodian Fees                                                          26              20              71                9
   Shareholder Servicing Costs                                            467             597             939              355
   Professional Fees                                                       24              31              24               22
   Reports to Shareholders                                                 87             134             231               67
   Federal and State Registration Fees                                     39              30             129               31
   Other                                                                   11              17              10               19
                                                                    ---------       ---------       ---------        ---------
   Total Expenses                                                       2,476           3,475           4,009            1,975
                                                                    ---------       ---------       ---------        ---------
NET INVESTMENT INCOME (LOSS)                                            5,420           9,723          (1,011)             567

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                      22,724           9,361          (1,779)           5,172
      Futures Contracts and Options                                        --             531              --              (50)
                                                                    ---------       ---------       ---------        ---------
      Net Realized Gain (Loss)                                         22,724           9,892          (1,779)           5,122
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                      (2,801)         42,392          70,997           27,461
      Futures Contracts and Options                                        --          (1,134)             --               --
                                                                    ---------       ---------       ---------        ---------
      Net Change in Unrealized Appreciation/Depreciation               (2,801)         41,258          70,997           27,461
                                                                    ---------       ---------       ---------        ---------
NET GAIN ON INVESTMENTS                                                19,923          51,150          69,218           32,583
                                                                    ---------       ---------       ---------        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  25,343       $  60,873       $  68,207        $  33,150
                                                                    =========       =========       =========        =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 1999

                                                                                                  (In Thousands)

                                                                                  STRONG GROWTH   STRONG LIMITED  STRONG TOTAL
                                                                                 AND INCOME FUND  RESOURCES FUND   RETURN FUND
                                                                                 ---------------  --------------  ------------
INCOME:
   Dividends (net of foreign withholding taxes of $83,
      $0 and $3, respectively)                                                      $   6,107        $      79      $   7,212
   Interest                                                                               194               21          3,014
                                                                                    ---------        ---------      ---------
   Total Income                                                                         6,301              100         10,226

EXPENSES:
   Investment Advisory Fees                                                             5,169               57          8,908
   Custodian Fees                                                                          30                1             80
   Shareholder Servicing Costs                                                          1,530               14          1,543
   Professional Fees                                                                       31                9             46
   Reports to Shareholders                                                                326                2            359
   Federal and State Registration Fees                                                    113               27             36
   Other                                                                                   34                5             46
                                                                                    ---------        ---------      ---------
   Total Expenses                                                                       7,233              115         11,018
                                                                                    ---------        ---------      ---------
NET INVESTMENT LOSS                                                                      (932)             (15)          (792)
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                       5,883             (465)       241,788
      Futures Contracts and Options                                                      (109)              --         (6,933)
                                                                                    ---------        ---------      ---------
   Net Realized Gain (Loss)                                                             5,774             (465)       234,855

   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                     162,221            1,071        143,190
      Futures Contracts and Options                                                        --               --          1,392
                                                                                    ---------        ---------      ---------
      Net Change in Unrealized Appreciation/Depreciation                              162,221            1,071        144,582
                                                                                    ---------        ---------      ---------
NET GAIN ON INVESTMENTS                                                               167,995              606        379,437
                                                                                    ---------        ---------      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 167,063        $     591      $ 378,645
                                                                                    =========        =========      =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                    STRONG AMERICAN                        STRONG ASSET
                                                                    UTILITIES FUND                        ALLOCATION FUND
                                                            -------------------------------       -------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                            -------------     -------------       -------------     -------------
OPERATIONS:
   Net Investment Income                                      $   5,420         $   4,546           $   9,723         $   7,355
   Net Realized Gain                                             22,724             8,595               9,892               798
   Net Change in Unrealized Appreciation/Depreciation            (2,801)           26,422              41,258            23,055
                                                              ---------         ---------           ---------         ---------
   Net Increase in Net Assets Resulting from Operations          25,343            39,563              60,873            31,208

DISTRIBUTIONS:
   From Net Investment Income                                    (5,845)           (4,541)             (9,224)           (7,231)
   From Net Realized Gains                                       (8,562)           (8,984)                 --           (25,895)
   In Excess of Net Realized Gains                                   --                --                  --              (281)
                                                              ---------         ---------           ---------         ---------
   Total Distributions                                          (14,407)          (13,525)             (9,224)          (33,407)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    108,126           167,228              61,188            39,754
   Proceeds from Reinvestment of Distributions                   13,629            12,867               8,844            32,136
   Payment for Shares Redeemed                                 (102,225)         (126,663)            (66,165)          (58,057)
                                                              ---------         ---------           ---------         ---------
   Net Increase in Net Assets from Capital Share Transactions    19,530            53,432               3,867            13,833
                                                              ---------         ---------           ---------         ---------
TOTAL INCREASE IN NET ASSETS                                     30,466            79,470              55,516            11,634

NET ASSETS:
   Beginning of Year                                            214,265           134,795             288,392           276,758
                                                              ---------         ---------           ---------         ---------
   End of Year                                                $ 244,731         $ 214,265           $ 343,908         $ 288,392
                                                              =========         =========           =========         =========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                           6,418            10,931               2,544             1,850
   Issued in Reinvestment of Distributions                          810               859                 370             1,623
   Redeemed                                                      (6,123)           (8,303)             (2,752)           (2,743)
                                                              ---------         ---------           ---------         ---------
   Net Increase in Shares of the Fund                             1,105             3,487                 162               730
                                                              =========         =========           =========         =========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                      STRONG BLUE                          STRONG EQUITY
                                                                     CHIP 100 FUND                          INCOME FUND
                                                            -------------------------------       -------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                            -------------     -------------       -------------     -------------
OPERATIONS:
   Net Investment Income (Loss)                               ($  1,011)        $     288           $     567         $   1,095
   Net Realized Gain (Loss)                                      (1,779)           (1,799)              5,122              (473)
   Net Change in Unrealized Appreciation/Depreciation            70,997             7,230              27,461            19,078
                                                              ---------         ---------           ---------         ---------
   Net Increase in Net Assets Resulting from Operations          68,207             5,719              33,150            19,700

DISTRIBUTIONS:
   From Net Investment Income                                        (6)             (296)               (639)           (1,075)
   From Net Realized Gains                                           --                --                  --            (5,636)
   In Excess of Net Realized Gains                                   --                --                  --              (416)
                                                              ---------         ---------           ---------         ---------
   Total Distributions                                               (6)             (296)               (639)           (7,127)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    506,740           112,429              63,876            88,635
   Proceeds from Reinvestment of Distributions                        5               278                 612             6,807
   Payment for Shares Redeemed                                 (180,014)          (33,375)            (85,977)          (71,745)
                                                              ---------         ---------           ---------         ---------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                 326,731            79,332             (21,489)           23,697
                                                              ---------         ---------           ---------         ---------
TOTAL INCREASE IN NET ASSETS                                    394,932            84,755              11,022            36,270

NET ASSETS:
   Beginning of Year                                             89,908             5,153             170,756           134,486
                                                              ---------         ---------           ---------         ---------
   End of Year                                                $ 484,840         $  89,908           $ 181,778         $ 170,756
                                                              =========         =========           =========         =========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                          30,780             8,949               3,277             5,275
   Issued in Reinvestment of Distributions                           --                22                  31               436
   Redeemed                                                     (10,779)           (2,674)             (4,402)           (4,278)
                                                              ---------         ---------           ---------         ---------
   Net Increase (Decrease) in Shares of the Fund                 20,001             6,297              (1,094)            1,433
                                                              =========         =========           =========         =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                     STRONG GROWTH                        STRONG LIMITED
                                                                    AND INCOME FUND                       RESOURCES FUND
                                                            -------------------------------       -------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                            -------------     -------------       -------------     -------------
OPERATIONS:
   Net Investment Income (Loss)                               ($    932)        $     447           ($     15)        ($     23)
   Net Realized Gain (Loss)                                       5,774            (7,055)               (465)             (668)
   Net Change in Unrealized Appreciation/Depreciation           162,221            53,134               1,071              (373)
                                                              ---------         ---------           ---------         ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                            167,063            46,526                 591            (1,064)

DISTRIBUTIONS:
   From Net Investment Income                                       (59)             (478)                 --                (1)
   In Excess of Net Investment Income                                --                --                  (8)               --
   From Net Realized Gains                                           --            (9,141)                 --                (2)
   In Excess of Net Realized Gains                                   --              (797)                 --                --
                                                              ---------         ---------           ---------         ---------
   Total Distributions                                              (59)          (10,416)                 (8)               (3)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    493,658           266,590               6,191             4,984
   Proceeds from Reinvestment of Distributions                       57            10,114                   6                 3
   Payment for Shares Redeemed                                 (198,145)         (140,926)             (5,619)           (4,319)
                                                              ---------         ---------           ---------         ---------
   Net Increase in Net Assets from Capital Share Transactions   295,570           135,778                 578               668
                                                              ---------         ---------           ---------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         462,574           171,888               1,161              (399)

NET ASSETS:
   Beginning of Year                                            398,888           227,000               4,946             5,345
                                                              ---------         ---------           ---------         ---------
   End of Year                                                $ 861,462         $ 398,888           $   6,107         $   4,946
                                                              =========         =========           =========         =========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                          21,496            14,701                 755               570
   Issued in Reinvestment of Distributions                            3               632                   1                --
   Redeemed                                                      (8,695)           (7,921)               (682)             (497)
                                                              ---------         ---------           ---------         ---------
   Net Increase in Shares of the Fund                            12,804             7,412                  74                73
                                                              =========         =========           =========         =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                          (In Thousands)

                                                                                                           STRONG TOTAL
                                                                                                            RETURN FUND
                                                                                                  -------------------------------
                                                                                                   Year Ended        Year Ended
                                                                                                  Oct. 31, 1999     Oct. 31, 1998
                                                                                                  -------------     -------------
OPERATIONS:
   Net Investment Income (Loss)                                                                   ($      792)        $  3,536
   Net Realized Gain                                                                                  234,855            3,209
   Net Change in Unrealized Appreciation/Depreciation                                                 144,582           99,387
                                                                                                   ----------         --------
   Net Increase in Net Assets Resulting from Operations                                               378,645          106,132

DISTRIBUTIONS:
   From Net Investment Income                                                                              --           (3,788)
   In Excess of Net Investment Income                                                                    (195)              --
   From Net Realized Gains                                                                            (11,003)        (172,676)
   In Excess of Net Realized Gains                                                                         --           (2,593)
                                                                                                   ----------         --------
   Total Distributions                                                                                (11,198)        (179,057)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                                          221,427          220,335
   Proceeds from Reinvestment of Distributions                                                         10,867          174,336
   Payment for Shares Redeemed                                                                       (209,165)        (290,682)
                                                                                                   ----------         --------
   Net Increase in Net Assets from Capital Share Transactions                                          23,129          103,989
                                                                                                   ----------         --------
TOTAL INCREASE IN NET ASSETS                                                                          390,576           31,064

NET ASSETS:
   Beginning of Year                                                                                  862,648          831,584
                                                                                                   ----------         --------
   End of Year                                                                                     $1,253,224         $862,648
                                                                                                   ==========         ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                                                 5,973            7,400
   Issued in Reinvestment of Distributions                                                                314            6,717
   Redeemed                                                                                            (5,746)          (9,929)
                                                                                                   ----------         --------
   Net Increase in Shares of the Fund                                                                     541            4,188
                                                                                                   ==========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1999

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Conservative Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong American Utilities Fund(3) (a series of Strong Conservative Equity Funds, Inc.(1))
     -    Strong Asset Allocation Fund, Inc.(1) (2)
     - Strong Blue Chip 100 Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Equity Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Growth and Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Limited Resources Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     -    Strong Total Return Fund, Inc.(1) (2)

     (1) An open-end management investment company registered under the Investment Company Act of 1940.
     (2) Diversified Fund
     (3) Non-Diversified Fund

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at October 31, 1999 were as follows:



                                                          Aggregate             Aggregate           Percent of
                                                            Cost               Fair Value           Net Assets           Liquid*
                                                          ---------            ----------           ----------           -------
          Strong Asset Allocation Fund                  $23,578,815           $21,892,172              6.4%               99.8%


          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.


     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
October 31, 1999

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Funds may be designated as collateral on written options.

     (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund and Strong Blue Chip 100 Fund 0.75%, Strong Equity Income Fund and Strong Growth and Income Fund 0.80%, Strong Asset Allocation Fund and Strong Total Return Fund 0.85% of the first $35 million and 0.80% thereafter, and Strong Limited Resources Fund 1.00%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the year ended October 31, 1999 totaled $488,513.

     Scarborough Investment Advisors LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, for the year ended October 31, 1999 is as follows:


                                                                      Payable to          Shareholder Servicing    Unaffiliated
                                                                      Advisor at           and Other Expenses       Directors'
                                                                   October 31, 1999          Paid to Advisor           Fees
                                                                   ----------------       ---------------------    ------------
     Strong American Utilities Fund                                    $10,968                $   467,816             $3,481
     Strong Asset Allocation Fund                                       13,687                    607,925              4,172
     Strong Blue Chip 100 Fund                                          13,140                    915,162              2,429
     Strong Equity Income Fund                                          20,249                    359,139              3,023
     Strong Growth and Income Fund                                      38,548                  1,520,904              5,105
     Strong Limited Resources Fund                                       3,608                     14,584              1,500
     Strong Total Return Fund                                           27,401                  1,587,964              9,938

4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. There were no borrowings by the Funds under the LOC during the year ended October 31, 1999.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities for the year ended October 31, 1999 were as follows:


                                                               Purchases                                     Sales
                                                   ------------------------------              ------------------------------
                                                   U.S. Government                             U.S. Government
                                                     and Agency             Other                and Agency             Other
                                                   ---------------  ---------------           ----------------   ---------------
     Strong American Utilities Fund            $             --     $   181,943,152           $          --      $   172,030,347
     Strong Asset Allocation Fund                    10,176,133         193,319,953               5,625,245          204,591,616
     Strong Blue Chip 100 Fund                               --         565,946,743                      --          251,799,399
     Strong Equity Income Fund                               --          58,898,198                      --           79,062,629
     Strong Growth and Income Fund                           --         622,945,899                      --          334,286,273
     Strong Limited Resources Fund                           --           3,504,678                      --            2,905,358
     Strong Total Return Fund                                --       4,270,990,020                      --        4,233,193,340

6.   INCOME TAX INFORMATION

     At October 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:


                                            Federal Tax     Unrealized      Unrealized      Net Appreciation/   Net Capital Loss
                                               Cost        Appreciation    Depreciation      (Depreciation)        Carryovers
                                            -----------    ------------    ------------     -----------------   ----------------
     Strong American Utilities Fund     $   200,769,355  $  47,420,371    $  6,171,065      $  41,249,306      $          --
     Strong Asset Allocation Fund           260,480,857     91,137,961       9,066,479         82,071,482                 --
     Strong Blue Chip 100 Fund              400,050,377     88,148,775      11,251,573         76,897,202          2,312,330
     Strong Equity Income Fund              118,964,703     63,975,054         938,919         63,036,135                 --
     Strong Growth and Income Fund          625,696,293    243,057,577       7,651,867        235,405,710                 --
     Strong Limited Resources Fund            5,696,227        812,031         411,746            400,285          1,110,232
     Strong Total Return Fund             1,007,826,491    292,550,468         681,941        291,868,527                 --

     During the year ended October 31, 1999, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong American Utilities Fund $7,967,693, Strong Asset Allocation Fund $0, Strong Blue Chip 100 Fund $0, Strong Equity Income Fund $0, Strong Growth and Income Fund $0, Strong Limited Resources Fund $0, and Strong Total Return Fund $11,003,156.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1999 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong American Utilities Fund 100%, Strong Asset Allocation Fund 26.3%, Strong Blue Chip 100 Fund 100%, Strong Equity Income Fund 100%, Strong Growth and Income Fund 100%, Strong Limited Resources Fund 100%, and Strong Total Return Fund 100%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------------------------

                                                                                        Year Ended
                                                               --------------------------------------------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Dec. 31,
Selected Per-Share Data(a)                                       1999        1998        1997        1996        1995(b)     1994
 ---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 16.31     $ 13.97     $ 12.64     $ 11.73     $  9.46     $ 10.19
Income From Investment Operations:
   Net Investment Income                                          0.37        0.35        0.40        0.40        0.27        0.46
   Net Realized and Unrealized Gains (Losses) on Investments      1.52        3.12        1.98        0.90        2.25       (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               1.89        3.47        2.38        1.30        2.52       (0.27)
Less Distributions:
   From Net Investment Income                                    (0.41)      (0.37)      (0.38)      (0.39)      (0.25)      (0.46)
   From Net Realized Gains                                       (0.61)      (0.76)      (0.67)         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (1.02)      (1.13)      (1.05)      (0.39)      (0.25)      (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                $ 17.18     $ 16.31     $ 13.97     $ 12.64     $ 11.73     $  9.46
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +11.8%      +25.7%      +19.7%      +11.2%      +26.9%       -2.6%
  Net Assets, End of Period (In Millions)                      $   245     $   214     $   135     $   122     $    92     $    38
  Ratio of Expenses to Average Net Assets without Waivers          1.0%        1.0%        1.1%        1.2%        1.2%*       1.6%
  Ratio of Expenses to Average Net Assets                          1.0%        1.0%        1.1%        1.2%        1.2%*       0.5%
  Ratio of Net Investment Income to Average Net Assets             2.2%        2.4%        3.0%        3.2%        3.4%*       4.8%
  Portfolio Turnover Rate                                         74.9%       69.0%       61.9%       84.0%       56.4%      105.4%




STRONG ASSET ALLOCATION FUND
-------------------------------------------------------------------------------

                                                                                        Year Ended
                                                               --------------------------------------------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Dec. 31,
Selected Per-Share Data(a)                                       1999        1998        1997        1996        1995(b)     1994
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 21.14     $ 21.44     $ 20.12     $ 20.31     $ 17.91     $ 19.06
Income From Investment Operations:
   Net Investment Income                                          0.71        0.55        0.67        0.78        0.66        0.70
   Net Realized and Unrealized Gains (Losses) on Investments      3.75        1.75        2.96        1.05        2.32       (0.99)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               4.46        2.30        3.63        1.83        2.98       (0.29)
Less Distributions:
   From Net Investment Income                                    (0.68)      (0.54)      (0.67)      (0.84)      (0.58)      (0.70)
   In Excess of Net Investment Income                               --          --       (0.10)         --          --          --
   From Net Realized Gains                                          --       (2.04)      (1.54)      (1.18)         --          --
   In Excess of Net Realized Gains                                  --       (0.02)         --          --          --       (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.68)      (2.60)      (2.31)      (2.02)      (0.58)      (0.86)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 24.92     $ 21.14     $ 21.44     $ 20.12     $ 20.31     $ 17.91
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +21.3%      +11.8%      +19.3%       +9.5%      +16.8%       -1.5%
  Net Assets, End of Period (In Millions)                      $   344     $   288     $   277     $   263     $   261     $   249
  Ratio of Expenses to Average Net Assets                          1.1%        1.0%        1.1%        1.1%        1.2%*       1.2%
  Ratio of Net Investment Income to Average Net Assets             3.0%        2.5%        3.2%        3.9%        4.1%*       3.8%
  Portfolio Turnover Rate                                         64.7%      185.9%      276.5%      446.7%      326.8%      359.7%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG BLUE CHIP 100 FUND
-------------------------------------------------------------------------------

                                                                                                      Year Ended
                                                                                     ---------------------------------------------
                                                                                     Oct. 31,           Oct. 31,          Oct. 31,
Selected Per-Share Data(a)                                                             1999               1998              1997(b)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $   13.24          $   10.39         $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                         (0.04)              0.10              0.01
   Net Realized and Unrealized Gains on Investments                                      4.90               2.86              0.38
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                      4.86               2.96              0.39
Less Distributions:
   From Net Investment Income                                                           (0.00)(c)          (0.11)               --
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                  (0.00)(c)          (0.11)               --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $   18.10          $   13.24         $   10.39
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                          +36.7%             +28.6%             +3.9%
  Net Assets, End of Period (In Millions)                                           $     485          $      90         $       5
  Ratio of Expenses to Average Net Assets without Waivers                                 1.2%               1.3%              2.0%*
  Ratio of Expenses to Average Net Assets                                                 1.2%               0.6%              1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                            (0.3%)              0.7%              0.6%*
  Portfolio Turnover Rate                                                                75.4%              46.5%             21.5%


STRONG EQUITY INCOME FUND
--------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,        Oct. 31,        Oct. 31,         Oct. 31,
Selected Per-Share Data(a)                                                   1999            1998            1997            1996(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   17.20       $   15.84       $   12.03      $   10.00
Income From Investment Operations:
   Net Investment Income                                                       0.06            0.11            0.13           0.12
   Net Realized and Unrealized Gains on Investments                            3.39            2.05            3.81           2.02
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            3.45            2.16            3.94           2.14
Less Distributions:
   From Net Investment Income                                                 (0.07)          (0.11)          (0.13)         (0.11)
   From Net Realized Gains                                                       --           (0.64)             --             --
   In Excess of Net Realized Gains                                               --           (0.05)             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.07)          (0.80)          (0.13)         (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $   20.58       $   17.20       $   15.84      $   12.03
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                +20.1%          +14.2%          +32.9%         +21.5%
  Net Assets, End of Period (In Millions)                                 $     182       $     171       $     134      $      29
  Ratio of Expenses to Average Net Assets                                       1.1%            1.1%            1.1%           1.3%*
  Ratio of Net Investment Income to Average Net Assets                          0.3%            0.7%            0.9%           1.6%*
  Portfolio Turnover Rate                                                      32.3%           83.2%          152.6%         158.3%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 30, 1997 (inception) to October 31, 1997.
(c) Amount calculated is less than $0.01 or 0.1%.
(d) For the period from December 31, 1995 (inception) to October 31, 1996.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,        Oct. 31,        Oct. 31,         Oct. 31,
Selected Per-Share Data(a)                                                   1999            1998            1997            1996(b)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   18.73       $   16.35       $   12.38      $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.03)           0.03            0.07           0.04
   Net Realized and Unrealized Gains on Investments                            6.56            3.07            3.99           2.38
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            6.53            3.10            4.06           2.42
Less Distributions:
   From Net Investment Income                                                 (0.00)(c)       (0.03)          (0.07)         (0.04)
   From Net Realized Gains                                                       --           (0.62)          (0.02)            --
   In Excess of Net Realized Gains                                               --           (0.07)             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.00)(c)       (0.72)          (0.09)         (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $   25.26       $   18.73       $   16.35      $   12.38
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                +34.9%          +19.7%          +32.9%         +24.2%
  Net Assets, End of Period (In Millions)                                 $     861       $     399       $     227      $      18
  Ratio of Expenses to Average Net Assets                                       1.1%            1.1%            1.2%           1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.1%)           0.1%            0.5%           0.6%*
  Portfolio Turnover Rate                                                      52.3%          107.5%          237.8%         174.1%


STRONG LIMITED RESOURCES FUND
-------------------------------------------------------------------------------


                                                                                                       Year Ended
                                                                                     ----------------------------------------------
                                                                                     Oct. 31,           Oct. 31,           Oct. 31,
Selected Per-Share Data(a)                                                             1999               1998              1997(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $   7.79          $   9.51         $ 10.00
Income From Investment Operations:
   Net Investment Loss                                                                 (0.02)            (0.04)             --
   Net Realized and Unrealized Gains (Losses) on Investments                            0.86             (1.68)          (0.49)
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                     0.84             (1.72)          (0.49)
Less Distributions:
   From Net Investment Income                                                             --             (0.00)(c)          --
   In Excess of Net Investment Income                                                  (0.01)               --              --
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                 (0.01)            (0.00)(c)          --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $   8.62          $   7.79         $  9.51
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                         +10.8%            -18.0%           -4.9%
  Net Assets, End of Period (In Millions)                                           $      6          $      5         $     5
  Ratio of Expenses to Average Net Assets                                                2.0%              2.0%            2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                           (0.3%)            (0.4%)           0.0%*(c)
  Portfolio Turnover Rate                                                               55.4%             61.2%            1.2%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 31, 1995 (inception) to October 31, 1996.
(c) Amount calculated is less than $0.01 or 0.1%.
(d) For the period from September 30, 1997 (inception) to October 31, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND
--------------------------------------------------------------------------------


                                                                                           Year Ended
                                                               --------------------------------------------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Dec. 31,
Selected Per-Share Data(a)                                      1999        1998        1997        1996        1995(b)     1994
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 29.10     $ 32.66     $ 31.36     $ 28.02     $ 23.62     $ 24.30
Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.03)       0.13        0.19        0.24        0.26        0.25
   Net Realized and Unrealized Gains (Losses) on Investments     12.84        3.44        6.21        4.65        4.41       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              12.81        3.57        6.40        4.89        4.67       (0.34)
Less Distributions:
   From Net Investment Income                                       --       (0.14)      (0.19)      (0.24)      (0.26)      (0.26)
   In Excess of Net Investment Income                            (0.01)         --       (0.17)      (0.06)      (0.01)      (0.08)
   From Net Realized Gains                                       (0.38)      (6.89)      (4.74)      (1.25)         --          --
   In Excess of Net Realized Gains                                  --       (0.10)         --          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.39)      (7.13)      (5.10)      (1.55)      (0.27)      (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 41.52     $ 29.10     $ 32.66     $ 31.36     $ 28.02     $ 23.62
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +44.3%      +13.6%      +23.4%      +18.0%      +19.8%       -1.4%
  Net Assets, End of Period (In Millions)                      $ 1,253     $   863     $   832     $   760     $   671     $   607
  Ratio of Expenses to Average Net Assets                          1.0%        1.0%        1.1%        1.1%        1.1%*       1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.1%)       0.4%        0.6%        0.8%        1.2%*       1.1%
  Portfolio Turnover Rate                                        402.3%      267.8%      404.6%      502.4%      298.8%      290.4%


*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Conservative Equity Funds


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong American Utilities Fund, Strong Blue Chip 100 Fund, Strong Equity Income Fund, Strong Growth and Income Fund, Strong Limited Resources Fund (five of the portfolios constituting the Strong Conservative Equity Funds, Inc.), Strong Asset Allocation Fund, Inc. and Strong Total Return Fund, Inc. (the "Funds") at October 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 6, 1999

                                   DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik



                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER



                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201



                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202



                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. 13452L99



                      To order a free prospectus kit, call
                                1-800-368-1030


     To learn more about our funds, discuss an existing account, or conduct a transaction, call
                                1-800-368-3863


                     If you are a Financial Professional, call
                                1-800-368-1683


                              Visit our web site at
                                 www.eStrong.com


                                      [LOGO]
                                  STRONG FUNDS-REGISTERED TRADEMARK-
                                  P.O. Box 2936
                             Milwaukee, Wisconsin 53201



                                                                           ACEQ